CMBS New Issue Term Sheet

$922,490,706 (Approximate Offered Certificates)

$1,327,183,333 (Approximate Total Collateral Balance)

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates
Series 2004-1
Offered Classes A-1, A-2, A-3, A-4, XP, B, C, D and E Certificates

Bank of America, N.A.

Mortgage Loan Seller

Bank of America, N.A.

Master Servicer

Lennar Partners, Inc.

Special Servicer

February 2004

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Sole Lead Manager and Bookrunner

Banc of America Securities LLC

Bear, Stearns & Co. Inc.

Deutsche Bank Securities

Goldman, Sachs & Co.

TABLE OF CONTENTS

Transaction Structure

Structure Overview	3

Structure Schematic	4

Transaction Terms	5

Contact Information	8

Mortgage Pool Characteristics

General Characteristics	9

Property Type	10

Property Location	11

Mortgage Pool Characteristics	12

Loan Group 1 Characteristics	13

Loan Group 2 Characteristics	14

Prepayment Provision Based on Outstanding Principal Balance	15

Ten Largest Mortgage Loans	16

Leo Burnett Building	17

Hines Sumitomo Life Office Portfolio	23

Birkdale Village	33

Firecreek Crossing	39

Village at Redondo Beach	45

Hillsborough Promenade	50

Milpitas Square	57

Mount Vernon Place Apartments	62

Mercantile East Shopping Center	67

Dunwoody Place Apartments	74

Additional Mortgage Loan Information	80

(This Page Intentionally Left Blank)

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Structure Overview

OFFERED CERTIFICATES

	Expected		Approx.
	Ratings		% of	Approx.	Weighted	Principal	Assumed
		Certificate	Initial	Credit	Average	Window	Final
Class	S&P/Fitch	Balance(1)	Pool Balance(1)	Support	Life (yrs)(2)	(mos)(2)	Distribution Date(2)	Rate Type

A-1(7)	AAA/AAA	$84,601,018	6.374%	14.750%	3.50	1-59	02/10/2009	Fixed

A-2(7)	AAA/AAA	$128,044,055	9.648%	14.750%	5.90	59-77	08/10/2010	Fixed

A-3(7)	AAA/AAA	$100,065,758	7.540%	14.750%	7.50	77-108	03/10/2013	Fixed

A-4(7)	AAA/AAA	$521,853,980	39.320%	14.750%	9.62	108-118	01/10/2014	Fixed(3)

XP	AAA/AAA	TBD(6)	N/A	N/A	N/A	N/A	TBD(6)	Variable Rate(6)

B	AA/AA	$31,520,604	2.375%	12.375%	9.92	119-119	02/10/2014	Fixed(3)

C	AA-/AA-	$13,271,833	1.000%	11.375%	10.15	119-125	08/10/2014	Fixed(3)

D	A/A	$29,861,625	2.250%	9.125%	10.63	125-128	11/10/2014	Fixed(3)

E	A-/A-	$13,271,833	1.000%	8.125%	10.67	128-128	11/10/2014	Fixed(3)

NON-OFFERED CERTIFICATES

	Expected		Approx.
	Ratings		% of	Approx.	Weighted	Principal	Assumed
		Certificate	Initial	Credit	Average	Window	Final
Class	S&P/Fitch	Balance(1)	Pool Balance(1)	Support	Life (yrs)(2)	(mos)(2)	Distribution Date(2)	Rate Type

A-1A(7)	AAA/AAA	$296,858,979	22.368%	14.750%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

F	BBB+/BBB+	$18,248,771	1.375%	6.750%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(3)

G	BBB/BBB	$11,612,854	0.875%	5.875%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(3)

H	BBB-/BBB-	$19,907,750	1.500%	4.375%	(Not Offered)	(Not Offered)	(Not Offered)	WAC(4)

J	BB+/BB+	$6,635,917	0.500%	3.875%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(5)

K	BB/BB	$6,635,917	0.500%	3.375%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(5)

L	BB-/BB-	$8,294,896	0.625%	2.750%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(5)

M	B+/B+	$8,294,896	0.625%	2.125%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(5)

N	B/B	$3,317,958	0.250%	1.875%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(5)

O	B-/B-	$3,317,958	0.250%	1.625%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(5)

P	NR/NR	$21,566,730	1.625%	0.000%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(5)

XC	AAA/AAA	$1,327,183,332 (6)	N/A	N/A	N/A	N/A	(Not Offered)	Variable Rate(6)

(1)	Subject to a variance of plus or minus 10%.

(2)	As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under “Yield and Maturity Considerations — Yield Considerations” in the prospectus supplement.

(3)	The Class A-4, Class B, Class C, Class D, Class E, Class F and Class G Certificates will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate, (iii) the Weighted Average Net Mortgage Rate or (iv) the Weighted Average Net Mortgage Rate less a specified percentage.

(4)	The Class H Certificates will accrue interest at the weighted average net mortgage rate. See “Description of the Certificates — Pass-Through Rates” in the prospectus supplement.

(5)	The Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate.

(6)	The Class XC and Class XP Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XC and Class XP Certificates as described in the preliminary prospectus supplement.

(7)	For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 78 Mortgage Loans, representing approximately 77.6% of the initial pool balance as of the cut-off date. Loan Group 2 will consist of 35 Mortgage Loans, representing approximately 22.4% of the initial pool balance as of the cut off date. Loan Group 2 will include approximately 82.5% of the initial pool balance of all the Mortgage Loans secured by multifamily properties and approximately 50.1% of the initial pool balance of all the Mortgage Loans secured by manufactured housing properties.

Generally, the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class B through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates pro rata.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Structure Schematic*

*	Classes are not drawn to scale. Percentages are approximate percentages of the Mortgage Pool balance as of the Cut-off Date.

(1)	For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 78 Mortgage Loans, representing approximately 77.6% of the initial pool balance as of the cut-off date. Loan Group 2 will consist of 35 Mortgage Loans, representing approximately 22.4% of the initial pool balance as of the cut off date. Loan Group 2 will include approximately 82.5% of the initial pool balance of all the Mortgage Loans secured by multifamily properties and approximately 50.1% of the initial pool balance of all the Mortgage Loans secured by manufactured housing properties.

Generally, the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class B through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates pro rata.

(2)	Offered privately pursuant to Rule 144A and Regulation S.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED FEBRUARY 2004.

Issue Type	Sequential pay REMIC. Class A-1, A-2, A-3 and Class A-4 Certificates (together, the “Class A Certificates”), and Class XP, B, C, D and E Certificates (together with the Class A Certificates, the “Offered Certificates”) are offered publicly.

Cut-off Date	All Mortgage Loan characteristics are based on balances as of the Cut-off Date, March 1, 2004. All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 113 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-off Date of $1,327,183,333 (the “Initial Pool Balance”). The Mortgage Pool will be deemed to consist of 2 loan groups (“Loan Group 1” and “Loan Group 2”). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties or manufactured housing properties and (ii) 10 Mortgage Loans that are secured by Mortgaged Properties that are manufactured housing properties and 2 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties. Loan Group 2 will consist of 28 Mortgage Loans that are secured by multifamily properties and 7 Mortgage Loans that are secured by manufactured housing properties. Loan Group 1 is expected to consist of 78 Mortgage Loans with an aggregate balance as of the Cut-off Date of $1,030,324,353 (the “Loan Group 1 Balance”). Loan Group 2 is expected to consist of 35 Mortgage Loans with an aggregate balance as of the Cut-off Date of $296,858,979 (the “Loan Group 2 Balance”). The Mortgage Loans are secured by 120 properties (the “Mortgaged Properties”) located throughout 31 states and the District of Columbia.

Depositor	Banc of America Commercial Mortgage Inc.

Mortgage Loan Seller	Bank of America, N.A.

Underwriters	Banc of America Securities LLC is acting as lead manager and bookrunner with respect to all Classes of Offered Certificates. Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc. and Goldman, Sachs & Co. are acting as co-managers.

Trustee	Wells Fargo Bank, N.A.

Master Servicer	Bank of America, N.A.

Special Servicer	Lennar Partners, Inc.

Rating Agencies	Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P”) and Fitch Ratings (“Fitch”).

Denominations	$10,000 minimum for Class A Certificates, $1,000,000 minimum for Class XP Certificates and $100,000 minimum for all other Offered Certificates.

Settlement Date	On or about March , 2004.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Transaction Terms

Distribution Date	The 10th day of each month, or if such 10th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in April 2004.

Determination Date	For any Distribution Date, the earlier of (i) the sixth day of the month in which the related Distribution Date occurs, or if such sixth day is not a Business Day, then the immediately preceding Business Day, and (ii) the fourth Business Day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, Class A-2, Class A-3, Class A-4, Class A-1A, Class XC and Class XP Certificates ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical numerical Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero but if any two or more of Class A-1, Class A-2, Class A-3, Class A-4 and/or Class A-1A Certificates remain outstanding, payments of principal to the outstanding Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates will be made on a pro rata basis.

Losses	To be applied first to Class P, then to the next most subordinate Class of Sequential Pay Certificates, etc.

Prepayment Premiums	The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the “Description of the Certificates — Distributions — Distributions of Prepayment Premiums” in the prospectus supplement.

Advances	Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

Appraisal Reductions	Following the occurrence of: (1) any Mortgage Loan or Whole Loan becoming a Modified Mortgage Loan; (2) any Monthly Payment with respect to any Mortgage Loan or Whole Loan remains unpaid for 60 days past the Due Date for such payments; (3) the passage of 60 days after the Special Servicer receives notice that the mortgagor under such Mortgage Loan or Whole Loan becomes the subject of bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed; (4) the passage of 60 days after the Special Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; or (5) the related Mortgaged Property

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Transaction Terms

becoming an REO Property, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

Optional Termination	The Master Servicer, the Special Servicer, and certain Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the initial aggregate pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Controlling Class	The most subordinate Class of Sequential Pay Certificates with an outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the then largest outstanding Class principal balance).

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Contact Information

Banc of America Securities LLC	Bear, Stearns & Co. Inc.
Bill Hale	Craig Sedmak
(704) 388-1597 (Phone)	(212) 272-4953 (Phone)
(704) 388-9677 (Fax)	(917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com	csedmak@bear.com
Geordie Walker	Tim Koltermann
(704) 388-1597 (Phone)	(212) 272-4953 (Phone)
(704) 388-9677 (Fax)	(917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com	tkoltermann@bear.com
Chuck Mather	Jignesh Patel
(704) 388-1597 (Phone)	(212) 272-6184 (Phone)
(704) 388-9677 (Fax)	(917) 849-0223 (Fax)
charles.mather@bankofamerica.com	jignesh.patel@bear.com

Deutsche Bank Securities	Goldman, Sachs & Co.
Scott Waynebern	Rolf Edwards
(212) 250-5149 (Phone)	(212) 902-5637 (Phone)
(212) 797-5630 (Fax)	(212) 346-3594 (Fax)
scott.waynebern@db.com	rolf.edwards@gs.com
Dan Rikkers	Scott Wisenbaker
(212) 250-5149 (Phone)	(212) 902-2858 (Phone)
(212) 797-5630 (Fax)	(212) 346-3594 (Fax)
daniel.rikkers@db.com	scott.wisenbaker@gs.com

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mortgage Pool Characteristics As of the Cut-off Date*

GENERAL CHARACTERISTICS	Mortgage Pool	Loan Group 1	Loan Group 2

Number of Mortgage Loans	113	78	35

Number of Mortgaged Properties	120	85	35

Aggregate Balance of all Mortgage Loans	$1,327,183,333	$1,030,324,353	$296,858,979

Number of Balloon Payment Mortgage Loans(1)	105	70	35

Aggregate Balance of Balloon Payment Mortgage Loans(1)	$1,010,848,113	$713,989,134	$296,858,979

Number of Fully Amortizing Mortgage Loans	2	2	0

Aggregate Balance of Fully Amortizing Mortgage Loans	$6,085,220	$6,085,220	$0

Number of Interest Only Mortgage Loans	6	6	0

Aggregate Balance of Interest Only Mortgage Loans	$310,250,000	$310,250,000	$0

Minimum Balance	$503,393	$503,393	$1,123,641

Maximum Balance	$120,000,000	$120,000,000	$36,743,802

Average Balance	$11,744,985	$13,209,287	$8,481,685

Number of Cross-Collateralized and Cross-Defaulted Loan Pools	2	2	0

Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted Mortgage Loans	$10,766,842	$10,766,842	$0

Weighted Average LTV Ratio(2)	66.5%	64.0%	75.0%

Maximum LTV Ratio(2)	85.5%	80.3%	85.5%

Minimum LTV Ratio(2)	40.0%	40.0%	48.8%

Weighted Average DSCR(3)	1.59x	1.68x	1.27x

Maximum DSCR(3)	2.66x	2.66x	2.00x

Minimum DSCR(3)	1.20x	1.20x	1.20x

Weighted Average LTV at Maturity(2)(4)	58.3%	56.4%	65.0%

Range of Mortgage Loan Interest Rates	4.080%-6.910%	4.080%-6.910%	4.952%-6.327%

Weighted average Mortgage Loan Interest Rate	5.524%	5.501%	5.606%

Range of Remaining Term to Maturity (months)	55 - 175	55 - 175	56 - 140

Weighted Average Remaining Term to Maturity (months)	110	110	111

(1)	Excludes mortgage loans that are Interest Only for their full term and Fully Amortizing mortgage loans.

(2)	For purposes of determining the loan-to-value ratio for one mortgage loan, Loan No. 57705 the principal balance of such mortgage loan was reduced by the amount of the construction reserve for determining the loan-to-value ratio of such mortgage loan.

(3)	For purposes of determining the underwriting debt service coverage ratio for one mortgage loan Loan No. 55804 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), the debt service payment was recalculated based upon an original balance that was reduced by amounts available under the letter of credit securing such mortgage loan.

(4)	Excludes the mortgage loans that are fully amortizing.

*	One mortgage loan, Loan No. 57365 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mortgage Pool Characteristics As of the Cut-off Date*

PROPERTY TYPE

				Weighted			Weighted
	Number of	Aggregate	% of	Average		Min/Max	Average	Min/Max
	Mortgaged	Cut-off Date	Initial Pool	Underwriting		Underwriting	Cut-off Date	Cut-off Date
Property Type	Properties	Balance	Balance	DSCR		DSCR	LTV Ratio	LTV Ratio

Office	29	$429,023,417	32.3%	2.05	x	1.20x/2.66x	55.4%	40.0%/79.1%

Retail	25	386,139,125	29.1	1.40	x	1.23x/2.01x	70.1%	47.2%/79.5%

Anchored	17	305,421,881	23.0	1.43	x	1.25x/2.01x	68.7%	47.2%/79.5%

Shadow Anchored	6	73,248,047	5.5	1.30	x	1.26x/1.44x	76.7%	66.4%/79.3%

Unanchored	2	7,469,196	0.6	1.37	x	1.23x/1.54x	62.1%	59.7%/64.9%

Multifamily	30	288,660,445	21.7	1.32	x	1.20x/2.00x	72.8%	48.8%/80.3%

Manufactured Housing Community	17	117,077,307	8.8	1.24	x	1.20x/1.59x	78.4%	54.7%/85.5%

Industrial	5	48,956,658	3.7	1.33	x	1.25x/1.55x	74.9%	68.4%/79.2%

Self Storage	11	34,601,265	2.6	1.38	x	1.24x/1.50x	69.4%	57.7%/75.0%

Other	2	15,464,007	1.2	2.54	x	2.54x/2.54x	45.3%	45.3%/45.3%

Hotel	1	7,261,109	0.5	1.27	x	1.27x/1.27x	63.1%	63.1%/63.1%

Total/Wtd Avg	120	$1,327,183,333	100.0%	1.59	x	1.20x/2.66x	66.5%	40.0%/85.5%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Weighted
Average
Mortgage
Property Type	Rate

Office	5.337%

Retail	5.482%

Anchored	5.463%

Shadow Anchored	5.479%

Unanchored	6.312%

Multifamily	5.558%

Manufactured Housing Community	5.820%

Industrial	5.842%

Self Storage	5.749%

Other	6.910%

Hotel	6.500%

Total/Wtd Avg	5.524%

*	One mortgage loan, Loan No. 57365 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

For purposes of determining loan-to-value ratios for Loan No. 57705, the principal balance of such mortgage loan was reduced by the amount of the related construction reserve. For purposes of determining the underwriting debt service coverage ratio for Loan No. 55804, the debt service payment was recalculated based on an original balance that was reduced by amounts available under the letter of credit securing such mortgage loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mortgage Pool Characteristics As of the Cut-off Date*

PROPERTY LOCATION

				Weighted	Weighted	Weighted
	Number of	Aggregate		Average	Average	Average
	Mortgaged	Cut-off Date	% of Initial	Underwriting	Cut-off Date	Mortgage
State	Properties	Balance	Pool Balance	DSCR	LTV Ratio	Rate

California	17	$290,176,590	21.9%	1.33x	70.5%	5.740%

Northern(1)	8	109,522,717	8.3	1.27x	68.6%	5.942%

Southern(1)	9	180,653,873	13.6	1.37x	71.6%	5.619%

Illinois	2	128,352,141	9.7	2.52x	42.6%	5.155%

New York	3	94,778,677	7.1	2.62x	46.0%	4.826%

Florida	10	86,922,240	6.5	1.43x	71.8%	5.393%

Georgia	5	81,698,347	6.2	1.32x	70.5%	5.927%

Washington	9	66,219,233	5.0	1.37x	70.6%	5.840%

Texas	9	64,678,916	4.9	1.38x	75.5%	5.581%

North Carolina	4	63,195,622	4.8	1.64x	59.6%	4.327%

New Jersey	2	52,379,429	3.9	1.29x	76.5%	5.884%

Arizona	6	50,967,708	3.8	1.38x	70.1%	5.531%

Others	53	347,814,429	26.2	1.42x	72.1%	5.700%

Total/Wtd Avg	120	$1,327,183,333	100.0%	1.59x	66.5%	5.524%

(1)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California. The Hines Sumitomo Loan’s Cut-off Date Balance is allocated based upon amounts set forth in the Hines Sumitomo Loan documents.

-	The Mortgaged Properties are located throughout 31 states and the District of Columbia.

*	One mortgage loan, Loan No. 57365 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

For purposes of determining loan-to-value ratios for Loan No. 57705, the principal balance of such mortgage loan was reduced by the amount of the related construction reserve. For purposes of determining the underwriting debt service coverage ratio for Loan No. 55804, the debt service payment was recalculated based on an original balance that was reduced by amounts available under the letter of credit securing such mortgage loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mortgage Pool Characteristics As of the Cut-off Date*

MORTGAGE POOL CHARACTERISTICS

Cut-off Date Balance ($)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

$503,393 – $999,999	5	3,613,096	0.3
$1,000,000 – $1,999,999	6	8,811,314	0.7
$2,000,000 – $2,999,999	13	34,778,223	2.6
$3,000,000 – $3,999,999	15	53,218,597	4.0
$4,000,000 – $4,999,999	10	45,087,094	3.4
$5,000,000 – $7,499,000	17	102,535,698	7.7
$7,500,000 – $9,999,999	10	86,461,607	6.5
$10,000,000 – $14,999,999	16	194,413,817	14.6
$15,000,000 – $19,999,999	5	84,335,522	6.4
$20,000,000 – $29,999,999	4	100,778,705	7.6
$30,000,000 – $49,999,999	9	333,549,660	25.1
$50,000,000 – $99,999,999	1	55,000,000	4.1
$100,000,000 – $120,000,000	2	224,600,000	16.9

Total:	113	1,327,183,333	100.0

Min: $503,393 Max: $120,000,000 Average: $11,744,985

State

	No. of	Aggregate
	Mortgaged	Cut-off Date	% of
	Properties	Balance ($)	Pool

California	17	290,176,590	21.9
Northern	8	109,522,717	8.3
Southern	9	180,653,873	13.6
Illinois	2	128,352,141	9.7
New York	3	94,778,677	7.1
Florida	10	86,922,240	6.5
Georgia	5	81,698,347	6.2
Washington	9	66,219,233	5.0
Texas	9	64,678,916	4.9
North Carolina	4	63,195,622	4.8
New Jersey	2	52,379,429	3.9
Arizona	6	50,967,708	3.8
Others	53	347,814,429	26.2

Total:	120	1,327,183,333	100.0

Property Type

	No. of	Aggregate
	Mortgaged	Cut-off Date	% of
	Properties	Balance ($)	Pool

Office	29	429,023,417	32.3
Retail	25	386,139,125	29.1
Anchored	17	305,421,881	23.0
Shadow Anchored	6	73,248,047	5.5
Unanchored	2	7,469,196	0.6
Multifamily	30	288,660,445	21.7
Manufactured Housing	17	117,077,307	8.8
Industrial	5	48,956,658	3.7
Self Storage	11	34,601,265	2.6
Other	2	15,464,007	1.2
Hotel	1	7,261,109	0.5

Total:	120	1,327,183,333	100.0

Mortgage Rate (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

4.080% to 4.749%	2	68,847,938	5.2
4.750% – 4.999%	4	134,826,506	10.2
5.000% – 5.249%	13	242,020,391	18.2
5.250% – 5.499%	13	160,568,581	12.1
5.500% – 5.749%	24	109,255,374	8.2
5.750% – 5.999%	31	416,258,344	31.4
6.000% – 6.249%	11	79,077,718	6.0
6.250% – 6.499%	12	92,278,752	7.0
6.500% – 6.910%	3	24,049,728	1.8

Total:	113	1,327,183,333	100.0

Min: 4.080% Max: 6.910% Wtd Avg: 5.524%

Original Term to Stated Maturity (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

60 – 83	13	121,879,286	9.2
84 – 99	8	127,667,540	9.6
100 – 120	78	894,716,276	67.4
121 – 179	10	136,215,804	10.3
180	4	46,704,427	3.5

Total:	113	1,327,183,333	100.0

Min: 60 Max: 180 Wtd Avg: 114

Remaining Term to Stated Maturity (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

55 – 59	12	90,879,286	6.8
60 – 79	4	107,486,666	8.1
80 – 99	7	88,463,166	6.7
100 – 109	1	2,956,095	0.2
110 – 119	75	854,477,888	64.4
120 – 139	6	103,495,300	7.8
140 – 159	4	32,720,504	2.5
160 – 175	4	46,704,427	3.5

Total:	113	1,327,183,333	100.0

Min: 55 Max: 175 Wtd Avg: 110

Prepayment Provision Summary

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Lockout/ Defeasance/ Open	93	1,027,791,121	77.4
Lockout/ Yield Maintenance/ Open	20	299,392,212	22.6

Total:	113	1,327,183,333	100.0

Cut-off Date Loan-to-Value Ratio (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

40.0% – 49.9%	5	244,899,434	18.5
50.0% – 59.9%	13	144,468,834	10.9
60.0% – 64.9%	8	37,820,309	2.8
65.0% – 69.9%	20	229,991,437	17.3
70.0% – 74.9%	26	181,350,489	13.7
75.0% – 79.9%	32	423,762,908	31.9
80.0% – 85.5%	9	64,889,921	4.9

Total:	113	1,327,183,333	100.0

Min: 40.0% Max: 85.5% Wtd Avg: 66.5%

Loan-to-Value Ratio at Maturity (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Fully Amortizing	2	6,085,220	0.5
39.6% – 49.9%	15	300,105,179	22.6
50.0% – 59.9%	34	374,414,903	28.2
60.0% – 64.9%	23	195,796,961	14.8
65.0% – 69.9%	25	301,041,644	22.7
70.0% – 74.3%	14	149,739,426	11.3

Total:	113	1,327,183,333	100.0

Min: 39.6%(a) Max: 74.3%(a) Wtd Avg: 58.3%(a)

(a)	Excludes the mortgage loans that are fully amortizing.

Debt Service Coverage Ratios (x)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1.20x – 1.24x	23	236,110,631	17.8
1.25x – 1.29x	26	294,848,737	22.2
1.30x – 1.34x	17	164,429,666	12.4
1.35x – 1.39x	9	62,173,939	4.7
1.40x – 1.49x	14	121,619,794	9.2
1.50x – 1.59x	12	104,926,457	7.9
1.60x – 1.69x	3	60,458,355	4.6
1.70x – 1.79x	3	29,376,375	2.2
1.80x – 1.89x	1	3,635,202	0.3
1.90x – 1.99x	1	2.490,170	0.2
2.00x – 2.66x	4	247,114,007	18.6

Total:	113	1,327,183,333	100.0

Min: 1.20x Max: 2.66x Wtd Avg: 1.59x

*	One mortgage loan, Loan No. 57365 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

For purposes of determining loan-to-value ratios for Loan No. 57705, the principal balance of such mortgage loan was reduced by the amount of the related construction reserve. For purposes of determining the underwriting debt service coverage ratio for Loan No. 55804, the debt service payment was recalculated based on an original balance that was reduced by amounts available under the letter of credit securing such mortgage loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mortgage Pool Characteristics As of the Cut-off Date*

LOAN GROUP 1 CHARACTERISTICS

Cut-off Date Balance ($)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

$503,393 – $999,999	5	3,613,096	0.4
$1,000,000 – $1,999,999	4	6,389,244	0.6
$2,000,000 – $2,999,999	5	13,143,710	1.3
$3,000,000 – $3,999,999	9	31,990,508	3.1
$4,000,000 – $4,999,999	7	30,982,063	3.0
$5,000,000 – $7,499,999	13	77,521,354	7.5
$7,500,000 – $9,999,999	7	60,151,146	5.8
$10,000,000 – $14,999,999	11	132,344,411	12.8
$15,000,000 – $19,999,999	5	84,335,522	8.2
$20,000,000 – $29,999,999	2	46,191,941	4.5
$30,000,000 – $49,999,999	7	264,061,360	25.6
$50,000,000 – $99,999,999	1	55,000,000	5.3
$100,000,000 – $120,000,000	2	224,600,000	21.8

Total:	78	1,030,324,353	100.0

Min: $503,393 Max: $120,000,000 Average: $13,209,287

State

	No. of	Aggregate
	Mortgaged	Cut-off Date	% of
	Properties	Balance ($)	Pool

California	14	255,532,074	24.8%
Northern	8	109,522,717	10.6
Southern	6	146,009,357	14.2
Illinois	2	128,352,141	12.5
New York	3	94,778,677	9.2
North Carolina	4	63,195,622	6.1
Washington	6	58,516,803	5.7
Texas	8	57,341,629	5.6
Florida	8	54,039,381	5.2
Nevada	2	48,338,526	4.7
New Jersey	1	40,803,175	4.0
Colorado	3	34,315,000	3.3
Others	34	195,111,326	18.9

Total:	85	1,030,324,353	100.0%

Property Type

	No. of	Aggregate
	Mortgaged	Cut-off Date	% of
	Properties	Balance ($)	Pool

Office	29	429,023,417	41.6%
Retail	25	386,139,125	37.5
Anchored	17	305,421,881	29.6
Shadow Anchored	6	73,248,047	7.1
Unanchored	2	7,469,196	0.7
Manufactured Housing	10	58,405,494	5.7
Multifamily	2	50,473,279	4.9
Industrial	5	48,956,658	4.8
Self Storage	11	34,601,265	3.4
Other	2	15,464,007	1.5
Hotel	1	7,261,109	0.7

Total:	85	1,030,324,353	100.0

Mortgage Rate (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

4.080 – 4.749	2	68,847,938	6.7
4.750 – 4.999	2	110,173,459	10.7
5.000 – 5.249	11	223,254,006	21.7
5.250 – 5.499	9	91,722,112	8.9
5.500 – 5.749	12	56,375,836	5.5
5.750 – 5.999	18	298,448,454	29.0
6.000 – 6.249	10	76,083,786	7.4
6.250 – 6.499	11	81,369,034	7.9
6.500 – 6.910	3	24,049,728	2.3

Total:	78	1,030,324,353	100.0

Min: 4.080% Max: 6.910% Wtd Avg: 5.501%

Original Term to Stated Maturity (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

60 – 83	10	75,922,732	7.4
84 – 99	6	116,494,252	11.3
100 – 120	55	769,392,156	74.7
121 – 179	3	21,810,786	2.1
180	4	46,704,427	4.5

Total:	78	1,030,324,353	100.0

Min: 60 Max: 180 Wtd Avg: 114

Remaining Term to Stated Maturity (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

55 – 59	9	44,922,732	4.4
60 – 79	4	107,486,666	10.4
80 – 99	5	77,289,879	7.5
110 – 119	53	732,109,864	71.1
140 – 159	3	21,810,786	2.1
160 – 175	4	46,704,427	4.5

Total:	78	1,030,324,353	100.0

Min: 55 Max: 175 Wtd Avg: 110

Prepayment Provision Summary

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Lockout/Defeasance/Open	59	745,862,527	72.4
Lockout/Yield Maintenance/Open	19	284,461,826	27.6

Total	78	1,030,324,353	100.0

Cut-off Date Loan-to-Value Ratio (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

40.0 – 49.9	4	243,601,005	23.6
50.0 – 59.9	10	125,924,638	12.2
60.0 – 64.9	7	34,430,719	3.3
65.0 – 69.9	18	194,906,184	18.9
70.0 – 74.9	19	146,915,904	14.3
75.0 – 79.9	17	270,845,679	26.3
80.0 – 80.3	3	13,700,224	1.3

Total:	78	1,030,324,353	100.0

Min: 40.0% Max: 80.3% Wtd Avg: 64.0%

Loan-to-Value Ratio at Maturity (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Fully Amortizing	2	6,085,220	0.6
39.6 – 49.9	10	276,872,964	26.9
50.0 – 59.9	30	325,267,655	31.6
60.0 – 64.9	16	145,722,669	14.1
65.0 – 69.9	13	201,777,979	19.6
70.0 – 73.3	7	74,597,866	7.2

Total:	78	1,030,324,353	100.0

Min: 39.6%(a) Max: 73.3%(a) Wtd Avg: 56.4%(a)

(a)	Excludes the mortgage loans that are fully amortizing.

Debt Service Coverage Ratios (x)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1.20x – 1.24x	13	104,085,619	10.1
1.25x – 1.29x	15	202,992,412	19.7
1.30x – 1.34x	13	142,816,161	13.9
1.35x – 1.39x	4	32,993,182	3.2
1.40x – 1.49x	12	105,565,768	10.2
1.50x – 1.59x	11	102,585,701	10.0
1.60x – 1.69x	2	59,159,926	5.7
1.70x – 1.79x	3	29,376,375	2.9
1.80x – 1.89x	1	3,635,202	0.4
2.00x – 2.66x	4	247,114,007	24.0

Total:	78	1,030,324,353	100.0

Min: 1.20x Max: 2.66x Wtd Avg: 1.68x

*	One mortgage loan, Loan No. 57365 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

For purposes of determining loan-to-value ratios for Loan No. 57705, the principal balance of such mortgage loan was reduced by the amount of the related construction reserve. For purposes of determining the underwriting debt service coverage ratio for Loan No. 55804, the debt service payment was recalculated based on an original balance that was reduced by amounts available under the letter of credit securing such mortgage loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mortgage Pool Characteristics As of the Cut-off Date*

LOAN GROUP 2 CHARACTERISTICS

Cut-off Date Balance ($)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1,123,641 – 1,999,999	2	2,422,070	0.8
2,000,000 – 2,999,999	8	21,634,514	7.3
3,000,000 – 3,999,999	6	21,228,090	7.2
4,000,000 – 4,999,999	3	14,105,031	4.8
5,000,000 – 7,499,999	4	25,014,344	8.4
7,500,000 – 9,999,999	3	26,310,461	8.9
10,000,000 – 14,999,999	5	62,069,405	20.9
20,000,000 – 29,999,999	2	54,586,765	18.4
30,000,000 – 36,743,802	2	69,488,300	23.4

Total:	35	296,858,979	100.0

Min: $1,123,641 Max: $36,743,802 Average: $8,481,685

State

	No. of	Aggregate
	Mortgaged	Cut-off Date	% of
	Properties	Balance ($)	Pool

Georgia	2	69,488,300	23.4
California	3	34,644,517	11.7
Southern	3	34,644,517	11.7
Florida	2	32,882,859	11.1
Arizona	4	32,567,708	11.0
Indiana	3	23,620,461	8.0
Tennessee	3	23,320,000	7.9
Ohio	3	20,739,430	7.0
Wisconsin	4	12,714,221	4.3
New Jersey	1	11,576,254	3.9
Washington	3	7,702,430	2.6
Others	7	27,602,798	9.3

Total:	35	296,858,979	100.0

Property Type

	No. of	Aggregate
	Mortgaged	Cut-off Date	% of
	Properties	Balance ($)	Pool

Multifamily	28	238,187,166	80.2
Manufactured Housing	7	58,671,813	19.8

Total:	35	296,858,979	100.0

Mortgage Rate (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

4.952 – 4.999	2	24,653,047	8.3
5.000 – 5.249	2	18,766,386	6.3
5.250 – 5.499	4	68,846,469	23.2
5.500 – 5.749	12	52,879,538	17.8
5.750 – 5.999	13	117,809,890	39.7
6.000 – 6.249	1	2,993,932	1.0
6.250 – 6.327	1	10,909,718	3.7

Total:	35	296,858,979	100.0

Min: 4.952% Max: 6.327% Wtd Avg: 5.606%

Original Term to Stated Maturity (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

60 – 83	3	45,956,554	15.5
84 – 99	2	11,173,288	3.8
100 – 120	23	125,324,120	42.2
121 – 144	7	114,405,018	38.5

Total:	35	296,858,979	100.0

Min: 60 Max: 144 Wtd Avg: 114

Remaining Term to Stated Maturity (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

56 – 59	3	45,956,554	15.5
80 – 99	2	11,173,288	3.8
100 – 109	1	2,956,095	1.0
110 – 119	22	122,368,024	41.2
120 – 139	6	103,495,300	34.9
140	1	10,909,718	3.7

Total:	35	296,858,979	100.0

Min: 56 Max: 140 Wtd Avg: 111

Prepayment Provision Summary

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Lockout/Defeasance/Open	34	281,928,594	95.0
Lockout/Yield Maintenance/Open	1	14,930,386	5.0

Total:	35	296,858,979	100.0

Cut-off Date Loan-to-Value Ratio (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

48.8 – 49.9	1	1,298,429	0.4
50.0 – 59.9	3	18,544,196	6.2
60.0 – 64.9	1	3,389,590	1.1
65.0 – 69.9	2	35,085,254	11.8
70.0 – 74.9	7	34,434,585	11.6
75.0 – 79.9	15	152,917,229	51.5
80.0 – 85.5	6	51,189,697	17.2

Total:	35	296,858,979	100.0

Min: 48.8% Max: 85.5% Wtd Avg: 75.0%

Loan-to-Value Ratio at Maturity (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

41.2 – 49.9	5	23,232,215	7.8
50.0 – 59.9	4	49,147,247	16.6
60.0 – 64.9	7	50,074,292	16.9
65.0 – 69.9	12	99,263,666	33.4
70.0 – 74.3	7	75,141,560	25.3

Total:	35	296,858,979	100.0

Min: 41.2% Max: 74.3% Wtd Avg: 65.0%

Debt Service Coverage Ratios (x)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1.20x – 1.24x	10	132,025,012	44.5
1.25x – 1.29x	11	91,856,325	30.9
1.30x – 1.34x	4	21,613,505	7.3
1.35x – 1.39x	5	29,180,757	9.8
1.40x – 1.49x	2	16,054,026	5.4
1.50x – 1.59x	1	2,340,756	0.8
1.60x – 1.69x	1	1,298,429	0.4
1.90x – 2.00x	1	2,490,170	0.8

Total:	35	296,858,979	100.0

Min: 1.20x Max: 2.00x Wtd Avg: 1.27x

*	One mortgage loan, Loan No. 57365 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

For purposes of determining loan-to-value ratios for Loan No. 57705, the principal balance of such mortgage loan was reduced by the amount of the related construction reserve. For purposes of determining the underwriting debt service coverage ratio for Loan No. 55804, the debt service payment was recalculated based on an original balance that was reduced by amounts available under the letter of credit securing such mortgage loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mortgage Pool Characteristics As of the Cut-off Date*

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

Prepayment Provisions(1)(2)(3)	Mar-04	Mar-05	Mar-06	Mar-07	Mar-08	Mar-09	Mar-10

Lockout/Defeasance	100.00%	100.00%	90.24%	82.29%	79.53%	75.48%	75.30%
Yield Maintenance(4)	0.00%	0.00%	9.76%	17.71%	20.47%	24.52%	24.70%
Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beginning Balance (in millions)	$1,327.18	$1,316.52	$1,304.36	$1,289.96	$1,274.63	$1,144.92	$1,129.02
Percent of Mortgage Pool Balance(2)	100.00%	99.20%	98.28%	97.20%	96.04%	86.27%	85.07%

Prepayment
Provisions(1)(2)(3)	Mar-11	Mar-12	Mar-13	Mar-14	Mar-15	Mar-16	Mar-17	Mar-18	Mar-19

Lockout/Defeasance	79.75%	78.50%	78.29%	80.74%	54.76%	17.39%	15.88%	14.10%	0.00%
Yield Maintenance(4)	20.25%	21.50%	21.71%	19.26%	45.24%	82.61%	84.12%	85.90%	0.00%
Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%

Total Beginning Balance (in millions)	$1,010.85	$942.71	$923.38	$157.77	$65.39	$34.78	$33.07	$31.26	$0.00
Percent of Mortgage Pool Balance(2)	76.17%	71.03%	69.57%	11.89%	4.93%	2.62%	2.49%	2.36%	0.00%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans.

(2)	As of the Cut-off Date.

(3)	Numbers may not total 100% due to rounding.

(4)	As of the Cut-off Date, 20 Mortgage Loans representing 22.6% of the initial pool balance are subject to yield maintenance prepayment provisions after the lockout period. The remaining Mortgage Loans representing 77.4% of the initial pool balance are subject to defeasance after an initial restriction period.

*	The Cut-off Date Balance of Mortgage Loan No. 57365 (such Loan Number is set forth in Annex A to the prospectus supplement) is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Ten Largest Mortgage Loans or Crossed Pools

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

Ten Largest Mortgage Loans by Cut-off Date Balance*

			% of
	Cut-off		Initial	% of		Cut-off	LTV
	Date	Loan	Pool	Applicable		Date LTV	Ratio	Underwritten
Loan Name	Balance	Group	Balance	Loan Group	Property Type	Ratio	at Maturity	DSCR

Leo Burnett Building	$120,000,000	1	9.0%	11.6%	Office	40.0%	40.0%	2.61x

Hines-Sumitomo Life Office Portfolio	104,600,000	1	7.9	10.2%	Office	45.3%	45.3%	2.66x

Birkdale Village	55,000,000	1	4.1	5.3%	Retail	58.6%	58.6%	1.66x

Firecreek Crossing	44,867,486	1	3.4	4.4%	Retail	76.7%	65.0%	1.26x

Village at Redondo Beach	42,904,083	1	3.2	4.2%	Multifamily	65.0%	54.4%	1.57x

Hillsborough Promenade	40,803,175	1	3.1	4.0%	Retail	78.3%	66.7%	1.31x

Milpitas Square	39,829,107	1	3.0	3.9%	Retail	69.1%	53.7%	1.25x

Mount Vernon Place Apartments	36,743,802	2	2.8	12.4%	Multifamily	76.5%	66.3%	1.20x

Mercantile East Shopping Center	34,000,000	1	2.6	3.3%	Retail	65.4%	50.7%	1.42x

Dunwoody Place Apartments	32,744,498	2	2.5	11.0%	Multifamily	68.7%	59.4%	1.20x

Total/Wtd. Avg.	$551,492,151		41.6%			58.4%	52.5%	1.89x

[Additional columns below]

[Continued from above table, first column(s) repeated]

Mortgage
Loan Name	Rate

Leo Burnett Building	5.096%

Hines-Sumitomo Life Office Portfolio	4.775%

Birkdale Village	4.080%

Firecreek Crossing	5.815%

Village at Redondo Beach	5.410%

Hillsborough Promenade	5.890%

Milpitas Square	5.870%

Mount Vernon Place Apartments	5.900%

Mercantile East Shopping Center	5.940%

Dunwoody Place Apartments	5.780%

Total/Wtd. Avg.	5.278%

*	One mortgage loan, Loan No. 57365 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement), is evidenced by two senior pari passu promissory notes and one subordinate note and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior note included in the trust. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

LEO BURNETT BUILDING

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

LEO BURNETT BUILDING

Loan Information

Original Principal Balance:	$120,000,000

First Payment Date:	February 1, 2004

Term/Amortization:	120/0 months

Interest Only Period:	120 months

Shadow Rating (S&P/Fitch)†:	AAA/AAA

Maturity Date:	January 1, 2014

Expected Maturity Balance:	$120,000,000

Borrowing Entity:	35 W. Wacker Owner, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 payments Open: 3 payments

Up-Front Reserves:

Tax Reserve:	Yes

Ongoing Monthly Reserve:

Tax Reserve:	Yes

Replacement Reserve:	$18,630

TI/LC:	$10,000,000 if Winston & Strawn does not renew its lease; $20,000,000 if Leo Burnett does not renew its lease; $30,000,000 combined

Lockbox:	Springing

†	The shadow ratings of the Leo Burnett Building reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

Financial Information

Cut-off Date Balance:	$120,000,000

Cut-off Date LTV:	40.0%

Maturity Date LTV:	40.0%

Underwritten DSCR*:	2.61x

Mortgage Rate:	5.096%
* DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Office

Property Sub-Type:	CBD

Location:	Chicago, IL

Year Built/Renovated:	1989/NA

Net Rentable Square Feet:	1,117,978

Cut-off Balance per SF:	$107

Occupancy as of 12/1/03:	98.2%

Ownership Interest:	Fee

Property Management:	The Buck Management Group, LLC

U/W Net Cash Flow:	$20,362,424

Appraised Value:	$300,000,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(11/30/03)	(12/31/02)

Effective Gross Income	$42,752,582	$42,340,944	$41,111,983

Total Expenses	$20,709,662	$20,416,800	$20,694,575

Net Operating Income (NOI)	$22,042,920	$21,924,144	$20,417,408

Cash Flow (CF)	$20,362,424	$21,924,144	$20,417,408

DSCR on NOI	2.82x	2.81x	2.61x

DSCR on CF	2.61x	2.81x	2.61x

	Ratings	Tenant	% Total		Potential	% Potential
Top Tenants†	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent

Leo Burnett	Not Rated/Not Rated	697,678	62.41%	$17.76	$12,389,523	52.07%

Winston & Strawn	Not Rated/Not Rated	357,270	31.96%	$28.83	$10,301,523	43.30%

Totals		1,054,948	94.36%		$22,691,046	95.37%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Lease
Top Tenants†	Expiration

Leo Burnett	12/31/2012

Winston & Strawn	3/31/2006

Totals

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

					Cumulative
	Number of	Expiring	% Total	Cumulative	% Total
Year of Expiration††	Leases Expiring	SF	SF	Total SF	SF

2004	4	5,251	0.5%	5,251	0.5%

2005	4	11,828	1.1%	17,079	1.5%

2006	2	26,283	2.4%	43,362	3.9%

2009	4	332,270	29.7%	375,632	33.6%

2010	1	1,402	0.1%	377,034	33.7%

2011	2	1,430	0.1%	378,464	33.9%

2012	4	697,678	62.4%	1,076,142	96.3%

2020	1	21,969	2.0%	1,098,111	98.2%

Vacant	—	19,867	1.8%	1,117,978	100.0%

Total	22	1,117,978	100.0%

††	Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Summary of Significant Tenants

•	The subject property is 98.2% leased by three office tenants at an average lease rate of $22/square foot and nine retail tenants at an average lease rate of $32/square foot. The two largest tenants, representing more than 94.4% of total net rentable area, are:

•	Leo Burnett Worldwide, Inc. (“Leo Burnett”) (Not Rated), one of the nation’s largest advertising agencies, occupies 697,678 square feet (62.4%) on an over 15-year lease expiring in December 2012 with four five-year options to renew at 95% of market rents, subject to 18 months notice. Founded in 1935, the company is a wholly owned subsidiary of the advertising conglomerate Publicis Groupe (NYSE: PUB) (Not Rated), Leo Burnett’s services span advertising (print, television and direct mail), marketing (direct, database and event) and public relations. Leo Burnett’s major clients include Kellogg, the United States Army, McDonald’s, Procter & Gamble, Walt Disney and General Motors. Leo Burnett produced $802 million in sales in 2002. The subject location serves as the corporate headquarters for Leo Burnett.

•	Winston & Strawn LLP (Not Rated), one of the nation’s oldest and largest law firms, occupies 357,270 square feet (32.0%) on two separate leases expiring in March 2006 and December 2009. The firm’s 20-year lease for 332,270 square feet expires in December 2009, with an option to extend for a 10-year term at market rents, subject to 24 months notice. In addition, the firm’s 15-year lease for the 33rd floor space (25,000 square feet) expires March 31, 2006 (subject to an extension option). Founded in 1853, Winston & Strawn LLP employs nearly 900 attorneys and has offices located in Chicago, New York, Washington, D.C., Los Angeles, San Francisco, Geneva, Paris and London. The location serves as the firm’s world headquarters.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Leo Burnett Building loan is secured by a first mortgage on a Class A, 50-story, 1,117,978 square foot office building located at 35 West Wacker Drive in the South Loop area of Chicago, Illinois.

The Borrower:

•	The borrower, 35 W. Wacker Owner, LLC (the “Leo Burnett Building Borrower”), is a single-purpose, bankruptcy-remote entity with two independent directors for which the borrower’s legal counsel delivered a non-consolidation opinion at loan closing. Effectively, the economic interests in the borrower are held: 94.5% by Wells Real Estate Investment Trust, Inc. (“Wells REIT”); 3.5% by Leo Burnett USA, Inc.; and 2.0% by John S. Buck Company. The borrower principal and sponsor of the Leo Burnett Building loan is Wells REIT, a suburban Atlanta-based REIT that specializes in acquiring and managing income-producing office and industrial properties leased to Fortune 500-type tenants. Established in 1984, Wells REIT and the two other investment programs of the Wells Real Estate Funds (the Wells S&P REIT Index Fund and the Wells limited partnership program) have completed approximately $4 billion of class A office and industrial acquisitions since 2001 and collectively manage more than $5 billion in assets for more than 150,000 investors nationwide.

The Property:

•	The collateral for the Mortgage Loan consists of the fee simple interest in a 50-story central business district office building totaling 1,117,978 square feet and includes a two-level subterranean garage providing 112 parking spaces. Completed in 1989 and situated on a 1.2-acre site, the property was acquired by the sponsor in November 2003.

•	The Leo Burnett Building Borrower, at its sole cost and expense, is required to keep the Leo Burnett Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Leo Burnett Building Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

Property Management:

•	The Buck Management Group, LLC, the property management division of John S. Buck Company and an affiliate of the Borrower, manages the property. Established in 1981 and now one of the largest management and leasing companies in the Midwest, Buck Management Group, LLC manages approximately 12 million square feet of office, retail & residential properties in downtown and suburban Chicago.

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

LAKE MICHIGAN
Leo Burnett Building
35 West Wacker Drive
Chicago, IL 60601
CHICAGO
Des Plaines
Niles
Evanston
Skokie
Park Ridge
Rosemont
Addison
Elmhurst
Maywood
Oak Park
Cicero
Hyde Park
Oak Lawn
Irving Park Rd
North Av
Chicago Harbor
THE LOOP
CHICAGO SKYWAY
EISENHOWER EXPWY
Lake Calumet

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

HINES SUMITOMO LIFE OFFICE PORTFOLIO

425 Lexington Avenue	425 Lexington Avenue	499 Park Avenue

499 Park Avenue

1200 19th Street	1200 19th Street

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

HINES SUMITOMO LIFE OFFICE PORTFOLIO

Whole Loan Information

Original Principal Balance:	$316,405,000

First Payment Date:	October 1, 2003

Term/Amortization:	120/0 months

Interest Only Period:	120 months

Shadow Rating (S&P/Fitch)†:	BBB-/BBB-

Maturity Date:	September 1, 2013

Expected Maturity Balance:	$316,405,000

Borrowing Entity:	Hines 499 Park LLC Hines 425 Lexington Avenue LLC Hines 1200 Nineteenth Street, LLC

Interest Calculation:	30/360

Call Protection:	Lockout: 24 Payments GRTR 1% PPMT or Yield Maintenance: 95 payments Open: 1 payment

Up-Front Reserves††:

Tax Reserve:	Yes

Replacement Reserve:	$24,903

TI/LC:	$99,611

Ongoing Monthly Reserves††:

Tax Reserve:	Yes

Replacement Reserve:	$24,903

TI/LC:	$99,611

Lockbox:	Hard

†	The shadow ratings of the Hines Sumitomo Loan or the Hines Sumitomo Senior Component, as applicable, reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

††	The Hines Sumitomo Borrower’s obligation to maintain replacement, TI/LC, excess cash, operating expense and extraordinary expense reserve funds will terminate, other than with respect to certain lease reserve funds (including the deposit of early termination fees with respect to certain tenants and lease reserve funds related to the Canadian Imperial Bank of Commerce tenant), upon payment in full of the mezzanine loan if no event of default exists under the Hines Sumitomo loan documents.

Financial Information

Whole Loan Balance*:	$316,405,000

Hines Sumitomo Note B Loan Balance*:	$51,805,000

Aggregate Hines Sumitomo Senior Note Balance*:	$264,600,000

Senior Component Shadow Rating (S&P/Fitch)†:	AAA/AAA

Trust Senior Balance “Hines Sumitomo Senior Note A-2”:	$104,600,000

Cut-off Date LTV:	45.3%(1)

Maturity Date LTV:	45.3%(1)

Underwritten DSCR**:	2.66x(1)(2)

Mortgage Rate:	4.775%
* As of the Cut-off Date.
**DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Office

Property Sub-Type:	CBD

Location:	New York, NY Washington, DC

Year Built/Renovated:

499 Park Avenue:	1981/NA

425 Lexington Avenue:	1987/NA

1200 19th Street N.W.:	1964/1987

Net Rentable Square Feet:	1,187,723

Cut-off Balance per SF:	$223(1)

Occupancy:

499 Park Avenue as of 1/12/04:	92.5%

425 Lexington Avenue as of 12/1/03:	99.6%

1200 19th Street as of 1/28/04:	99.6%

Ownership Interest:	Fee/Leasehold

Property Management:	Hines Interests Limited Partnership

U/W Net Cash Flow:	$44,237,603

Appraised Value:	$583,800,000

(1)	Based on aggregate principal balance of the Hines Sumitomo Senior Note.

(2)	The Hines Sumitomo Loan is interest only for its entire loan term. If debt service had been calculated on such interest only payments the resulting underwritten DSCR would have been approximately 3.50x.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(9/30/03)	(12/31/02)

Effective Gross Income	$79,200,090	$77,690,571	$73,507,805

Total Expenses	$31,323,989	$25,858,697	$26,757,574

Net Operating Income (NOI)	$47,876,101	$51,831,874	$46,750,231

Cash Flow (CF)	$44,237,603	$51,831,874	$46,750,231

DSCR on NOI(1)	2.88x	3.12x	2.81x

DSCR on CF(1)	2.66x	3.12x	2.81x

(1)	Based on aggregate principal balance of the Hines Sumitomo Senior Note.

	Ratings	Tenant	% Total		Potential	% Potential	Lease
499 Park Avenue†	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration
Top Tenants
Bloomberg L.P.	Not Rated	145,463	51.88%	$65.93	$9,590,253	50.72%	9/30/2004

Dreier and Baritz LLP††	Not Rated	32,893	11.73	$75.37	2,479,195	13.11	5/31/2011

Mercer Management	Not Rated	20,293	7.24	$50.00	1,014,650	5.37	9/30/2006

Totals		198,649	70.85%		$13,084,098	69.20%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

††	The tenant has vacated, however Hines Real Estate Holdings Limited Partnership has executed a master lease for the space in accordance with the Hines Sumitomo Loan documents and such master lease has a lease expiration of May 31, 2011 subject to the terms of the master lease.

	Ratings	Tenant	% Total	Rent	Potential	% Potential	Lease
425 Lexington Avenue†	S&P/Fitch	Total SF	SF	PSF	Rent	Rent	Expiration
Top Tenants
Simpson Thacher & Bartlett	Not Rated	389,585	57.66%	$61.84	$24,090,085	58.70%	10/31/2018

Canadian Imperial Bank of Commerce	A+/AA-	271,315	40.15	$55.07	14,940,520	36.41	10/31/2008

Totals		660,900	97.81%		$39,030,605	95.11%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Ratings	Tenant	% Total		Potential	% Potential	Lease
1200 19th Street†	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration
Top Tenants
Piper Rudnick LLP	Not Rated	164,997	69.74%	$36.99	$6,103,100	71.35%	9/30/2007

Kelley Drye & Warren LLP	Not Rated	43,711	18.48	$34.79	1,520,706	17.78	9/30/2007

Totals		208,708	88.22%		$7,623,806	89.13%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

499 Park Avenue					Cumulative
	Number of	Expiring	% Total	Cumulative	% Total
	Leases Expiring	SF	SF	Total SF	SF
Year of Expiration††
2004	9	81,959	29.2%	81,959	29.2%

2005	2	8,821	3.1	90,780	32.4%

2006	2	27,205	9.7	117,985	42.1%

2007	2	11,238	4.0	129,223	46.1%

2010	3	77,686	27.7	206,909	73.8%

2011	3	32,893	11.7	239,802	85.5%

2012	3	16,161	5.8	255,963	91.3%

2013	1	11,161	4.0	267,124	95.3%

2014	1	2,489	0.9	269,613	96.2%

Vacant		10,766	3.8	280,379	100.0%

Total	26	280,379	100.0%

425 Lexington Avenue					Cumulative
	Number of	Expiring	% Total	Cumulative	% Total
	Leases Expiring	SF	SF	Total SF	SF
Year of Expiration††
2008	2	271,315	40.2%	271,315	40.2%

2010	1	1,597	0.2	272,912	40.4%

2012	3	4,276	0.6	277,188	41.0%

2013	2	4,963	0.7	282,151	41.8%

2018	6	389,585	57.7	671,736	99.4%

Vacant		3,942	0.6	675,678	100.0%

Total	14	675,678	100.0%

1200 19th Street					Cumulative
	Number of	Expiring	% Total	Cumulative	% Total
	Leases Expiring	SF	SF	Total SF	SF
Year of Expiration††
2006	2	5,270	2.2%	5,270	2.2%

2007	9	208,858	88.3	214,128	90.5%

2008	1	6,933	2.9	221,061	93.4%

2010	6	13,197	5.6	234,258	99.0%

2013	1	1,029	0.4	235,287	99.5%

Vacant		1,299	0.5	236,586	100.0%

Total	19	236,586	100.0%

††	Information obtained from Underwritten Rent Roll. With respect to leases expiring in 2003, if the most recent rent rolls (as of 1/12/2004 for 499 Park Avenue, 12/1/2003 for 425 Lexington Avenue and 1/28/2004 for 1200 19th Street) indicated that the related tenant had renewed its lease, the expiration of the renewed lease was used for purposes of these tables; if such rent rolls did not indicate that the related tenant had renewed, the space was treated as vacant.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Summary of Significant Tenants

499 Park Avenue

•	Bloomberg L.P. (Not Rated), the financial information services company, occupies 145,463 square feet (51.9%) on two separate leases expiring in September 2004 and December 2015. Bloomberg L.P. is in the process of building a new headquarters building in close proximity to the 499 Park Avenue building. One lease for 29.2% of the building expires in September 2004. Bloomberg L.P. is in negotiations to extend the lease expiration to September 2005, but will then vacate the space. The other lease for 22.2% of the building expires in December 2015. This lease includes a termination option in December 2010. In order to terminate the lease, Bloomberg L.P. must give 36 months notice (December 2007) and pay a $4,951,000 lease termination fee at the time notice is given.

•	Dreier and Baritz LLP (Not Rated), a law firm, occupies 32,893 square feet (11.7%) on a lease expiring in May 2011. The tenant has vacated, however Hines Real Estate Holdings Limited Partnership has executed a master lease for the space in accordance with the Hines Sumitomo Loan documents and such master lease has a lease expiration of May 31, 2011 subject to the terms of the master lease.

425 Lexington Avenue

•	Simpson, Thacher & Bartlett (Not Rated), a law firm, occupies 389,585 square feet (57.7%) on various leases expiring in October 2018.

•	Canadian Imperial Bank of Commerce (“CIBC”, Rated “A+” by S&P and “AA-” by Fitch) occupies 271,315 square feet (40.2%) on two leases expiring in October 2008. CIBC has signed a lease to occupy approximately 1.2 million square feet in 300 Madison Avenue as its new headquarters building with occupancy to commence in 2004. It is expected that CIBC will be vacating space in the 425 Lexington Avenue building in stages as it relocates to the new building. If the Hines Sumitomo Borrower cannot find a tenant to sublease this space or to execute a new lease, the Hines Sumitomo Borrower shall make monthly deposits of $208,700 commencing January 2005 through October 2008 into a tenant improvement and leasing commissions reserve. Approximately $9.6 million will have accumulated in the reserve account by October 2008 to re-lease CIBC’s space. Any termination fees under the CIBC lease shall also be deposited into the reserve account.

1200 19th Street

•	Piper Rudnick LLP (Not Rated), a law firm, occupies 164,997 square feet (71.2%) on various leases expiring in September 2007.

•	Kelley Drye & Warren LLP (Not Rated), a law firm, occupies 43,711 square feet (18.9%) on two leases expiring in September 2007.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Hines Sumitomo Life Office Portfolio Mortgage Loan is secured by first mortgages on three Class A, central business district office buildings containing a total of 1,187,723 net rentable square feet, located at 499 Park Avenue and 425 Lexington Avenue in New York, and at 1200 19th Street in Washington, DC.

•	This $104,600,000 loan is one of two pari passu loans totaling $264,600,000. The Hines Sumitomo Senior Note A-1, in the amount of $160,000,000, is held outside of the trust. There also exists an investment grade subordinate Hines Sumitomo Note B Loan of $51,805,000 held outside of the Trust.

•	The mortgages on the three properties securing the Hines Sumitomo Mortgage Loan are cross-collateralized and cross-defaulted with each other so that (i) an event of default under any of the mortgages shall constitute an event of default under each of the other mortgages which secure the related mortgage note, (ii) an event of default under the mortgage note shall constitute an event of default under each mortgage, and (iii) each mortgage shall constitute security for the mortgage note.

•	At any time following the expiration of the Hines Sumitomo lockout period, provided that no event of default has occurred and is continuing and the mezzanine loan has been paid in full, the Hines Sumitomo Borrower may obtain a release of a Hines Sumitomo Mortgaged Property from the lien of the mortgage by substituting a similar Class A office property, provided conditions are satisfied including notice, standard due diligence, loan-to-value and debt service coverage ratio tests, rating agency approval and other customary requirements.

•	At any time following the expiration of the Hines Sumitomo lockout period, provided that no event of default has occurred and is continuing and the mezzanine loan has been paid in full, the Hines Sumitomo Borrower is permitted to obtain the release of one of the properties securing the Hines Sumitomo Mortgage Loan, provided conditions are satisfied including, notice, payment of the release price, delivery of documents, loan-to-value and debt service coverage ratio tests, reimbursement of costs and expenses, opinion delivery and other customary requirements.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

The Borrower:

•	Hines 499 Park LLC; Hines 425 Lexington Avenue LLC and Hines 1200 Nineteenth Street LLC (collectively, the “Hines Sumitomo Borrower”), are single-purpose, bankruptcy-remote entities for which Hines Sumitomo Borrower’s legal counsel delivered a non-consolidation opinion at loan closing. Equity interests in the Hines Sumitomo Borrower are as follows:

•	Hines 499 Park LLC and Hines 425 Lexington Avenue LLC are both held 100% by Hines NY Office Properties LLC.

•	Hines 1200 Nineteenth Street LLC is held 99.5% by Hines NY Office Properties LLC and 0.5% by Hines 1200 Nineteenth Street Member LLC.

•	Hines NY Office Properties LLC is owned by Hines-Sumisei NY Core Office Trust, a Maryland real estate investment trust and the Borrower Principal.

The sponsor of the Hines Sumitomo Mortgage Loan is Hines Interests Limited Partnership (“Hines”), an affiliate of the Hines Sumitomo Borrower entity. Hines, formed in 1957 by Gerald Hines and headquartered in Houston, Texas.

The Property:

•	The collateral for the Hines Sumitomo Mortgage Loan consists of the fee/leasehold interests in 499 Park Avenue and 425 Lexington Avenue in New York, New York, and the fee simple interest in 1200 19th Street in Washington, DC. These office buildings contain a total of 1,187,723 net rentable square feet with a weighted average occupancy of 97.7%.

•	499 Park Avenue is a 28-story Class A office building with ground floor retail space built in 1981 containing 280,404 net rentable square feet situated on 0.3 acre located at the southeast corner of Park Avenue and East 59th Street in New York. The 499 Park Avenue building is easily accessible by public transportation and within walking distance to the residential Upper East Side and leading Midtown hotels, restaurants and stores. The property is located in Manhattan’s Plaza District office sub-market. As of the rent roll dated January 12, 2004, the 499 Park Avenue building was approximately 92.5% leased.

•	425 Lexington Avenue is a 31-story Class A office building with ground floor retail space built in 1987 containing 675,678 net rentable square feet situated on 0.8 acre located on the west side of Lexington Avenue between East 43rd and East 44th Streets in New York. The 425 Lexington Avenue building is accessible by public transportation, including the Third Avenue, Lexington Avenue and 42nd Street cross-town buses and the subway directly across the street at Grand Central Station. Leading New York Midtown hotels, restaurants and stores are within walking distance. As of the rent roll dated December 1, 2003, the property was approximately 99.6% leased.

•	1200 19th Street is an 8-story Class A office building with ground floor retail space and an underground parking garage built in 1964 and renovated in 1987 containing 231,641 net rentable square feet situated on 0.9 acre located at the northwest corner of 19th and M Streets, NW Washington, DC. The 1200 19th Street building is located in the downtown office sub-market of the District of Columbia office market. As of the rent roll dated January 28, 2004, the 1200 19th Street building was approximately 99.6% leased.

•	The Hines Sumitomo Borrower, at its sole cost and expense, is required to keep the Hines Sumitomo Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Hines Sumitomo Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without exclusion for terrorist acts.

Ground Leases:

•	The 499 Park Avenue and the 425 Lexington Avenue buildings are both subject to ground leases. The mortgage loan covering the 499 Park Avenue and the 425 Lexington Avenue properties is both a fee and leasehold mortgage and encumbers both the fee and leasehold interest in the properties. Additionally, the Hines Sumitomo Borrower has executed a subordination agreement subordinating the ground leases to the lien, terms, and conditions of the fee mortgage.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Property Management:

•	Hines Interests Limited Partnership an affiliate of the Hines Sumitomo Borrower entity manages the Hines Sumitomo Mortgaged Property. The company has regional offices located in San Francisco, New York, Chicago and Atlanta, with a physical presence in 80 cities in the United States and international locations in Europe, China, Mexico, Russia and South America. Hines owns and/or manages over 70 million square feet of commercial space, of which 47 million square feet is owned and 36 million square feet is third party managed, located in 168 buildings in the United States. Hines manages 10 office buildings in New York City.

Current Mezzanine or Subordinate Indebtedness:

•	$51,805,000 investment grade B-note held outside of the trust.

•	$42,288,469 mezzanine loan held outside of the trust.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

1200 19th Street
1200 19th Street NW
Washington, D.C. 20036
DISTRICT OF COLUMBIA
ROCK CREEK PARK
THE WHITE HOUSE
THE ELLIPSE
THE MALL
Constitution Av
Independence Av
Pennsylvania Av
K St NW
Whitehurst Fwy
Southwest Fwy
Arlington Mem. Bridge
Tidal Basin
Potomac River
WEST POTOMAC PARK
EAST POTOMAC PARK
COLUMBIA ISLAND
George Washington Memorial Pkwy
Washington Channel
66
50
1
29
395

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

BIRKDALE VILLAGE

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

BIRKDALE VILLAGE

Loan Information

Original Principal Balance:	$55,000,000

First Payment Date:	September 1, 2003

Term/Amortization:	84/0 months

Interest Only Period:	84 months

Maturity Date:	August 1, 2010

Expected Maturity Balance:	$55,000,000

Borrowing Entity:	Inland Southeast Birkdale, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout: 36 payments GRTR 1% PPMT or Yield Maintenance: 45 payments Open: 3 payments

Up-Front Reserves:

Master Reserve and Security Agreement:	$7,291,998

Lockbox:	Hard

Financial Information

Cut-off Date Balance:	$55,000,000

Cut-off Date LTV:	58.6%

Maturity Date LTV:	58.6%

Underwritten DSCR*:	1.66x

Mortgage Rate:	4.0800%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Retail

Property Sub-Type:	Retail/Multifamily/Office

Location:	Huntersville, NC

Year Built/Renovated:	2002/NA

Net Rentable Square Feet:	656,614

Cut-off Balance per SF:	$84

Occupancy:
Retail as of 12/31/03(1)	88.4%

Ownership Interest:	Fee

Property Management:	Inland Mid Atlantic Management Corporation

U/W Net Cash Flow:	$5,291,562

Appraised Value:	$93,880,000

(1)	Occupancy for the multifamily portion of the Mortgaged Property as of 1/21/04 is 82.5% and occupancy for the office portion of the Mortgaged Property as of 12/31/03 is 32.4%.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent
	Underwritten	(9/30/03)

Effective Gross Income	$7,671,205	$9,400,606

Total Expenses	$1,993,974	$2,054,738

Net Operating Income (NOI)	$5,677,231	$7,345,868

Cash Flow (CF)	$5,291,562	$6,218,797

DSCR on NOI	1.78x	2.31x

DSCR on CF	1.66x	1.95x

	Ratings	Tenant	% Total		Potential	% Potential	Lease
Top Tenants†	S&P/Fitch	Total SF	SF(1)	Rent PSF	Rent	Rent(1)	Expiration

Dick’s Sporting Goods	Not Rated/Not Rated	32,000	11.06%	$15.00	$480,000	7.47%	1/31/2018

Barnes & Noble	BB/Not Rated	23,437	8.10%	$15.76	$369,367	5.75%	1/31/2013

Totals		55,437	19.17%		$849,367	13.21%

(1)	Information based solely on commercial portion.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative
Year of Expiration(1)†	Leases Expiring	SF	SF	Total SF	% Total SF

2005	7	10,152	3.5%	10,152	3.5%

2006	6	8,972	3.1%	19,124	6.6%

2007	13	34,452	11.9%	53,576	18.5%

2008	5	10,595	3.7%	64,171	22.2%

2009	1	2,754	1.0%	66,925	23.1%

2010	2	8,357	2.9%	75,282	26.0%

2012	6	21,809	7.5%	97,091	33.6%

2013	15	87,749	30.3%	184,840	63.9%

2014	1	5,500	1.9%	190,340	65.8%

2018	1	32,000	11.1%	222,340	76.9%

2025	1	0	0.0%	222,340	76.9%

Vacant		66,918	23.1%	289,258	100.0%

	58	289,258	100.0%

(1)	Lease expirations are for Retail and Office lease expirations only.

†	Information obtained from Underwritten Rent Roll.

	1 Bedroom	2 Bedroom	3 Bedroom

Number of Units	173	123	24

Average Rent	$857	$1,122	$1,599

Average Unit Size (SF)	928	1,339	1,719

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Summary of Significant Tenants

•	The Mortgaged Property’s retail space is 88.4% leased to a mix of national, regional and local retail tenants, including two anchor tenants that comprise 19.2% of the total net rentable square feet and 13.2% of total gross potential rent. The remaining inline retail tenants include Gap, Banana Republic, Pier 1 Imports, New Cargo Furniture, Victoria’s Secret, Bath & Body Works, Talbot’s, American Eagle Outfitters, Ann Taylor, Williams-Sonoma, The Bombay Company, Liz Claiborne Footwear and Starbucks. Birkdale Village is also shadow anchored by a 14,490 square foot Walgreens and a 16-screen Eastern Federal Cinema, which are not part of the loan collateral. Information concerning the two anchor tenants is as follows:

•	Dick’s Sporting Goods (NYSE: “DKS”) (Not Rated), a sporting goods chain, occupies 32,000 square feet (11.0% of total retail net rentable area) on a 16-year lease expiring in January 2018. Headquartered in Pittsburgh, Pennsylvania, Dick’s Sporting Goods operates over 150 stores located in 27 states. Dick’s Sporting Goods is a full-line sporting goods retailer offering an assortment of brand name sporting goods equipment, apparel and footwear in a specialty store environment. For the fiscal year ended February 1, 2003, Dick’s Sporting Goods reported revenues of $1.3 billion and net income of $38 million. As of November 1, 2003, the company reported total assets of $549 million and stockholders’ equity of $208 million.

•	Barnes & Noble, Inc. (Rated “BB” by S&P), one of the nation’s largest bookstore, video game and entertainment software retailers, occupies 23,437 square feet (8.1% of total retail net rentable area) on a 10-year lease expiring in January 2013. Headquartered in New York, New York, Barnes & Noble, Inc. operated 886 bookstores and 1,231 video game and entertainment software stores as of February 1, 2003. For the fiscal year ended February 1, 2003, Barnes & Noble, Inc. reported revenues of $5.3 billion and net income of $100 million. As of November 1, 2003, Barnes & Noble, Inc. reported total assets of $3.5 billion and stockholders’ equity of $1.1 billion.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

•  Property Management:

•	Inland Mid Atlantic Management Corporation (“Mid Atlantic”), a Birkdale Village Borrower related entity, manages the subject property. Mid Atlantic is one of several Inland affiliates managing the REIT’s portfolio of retail properties. Mid Atlantic manages 57 retail properties containing approximately 6.9 million square feet located in 11 states. Mid Atlantic is a division of Mid America Management Corporation, with property management experience in large neighborhood centers, national retailers, small strip centers, and single tenant restaurant buildings.

•	The Birkdale Village Mortgaged Property has two sub-management agreements in place, one for the retail and office portion and one for the multifamily portion. The retail/ office portion is managed by Pappas Properties, LLC. Founded in 1999, Pappas Properties, LLC is a Charlotte, North Carolina-based developer overseeing several major retail and land development projects in the Charlotte area. Crosland, Inc. manages the multifamily portion. Founded in 1937, Crosland, Inc. is a Charlotte-based real estate company active in retail, multifamily, single-family, industrial and office development. The company holds equity interests in 32 shopping centers (4.6 million square feet), 17 multifamily properties (3,577 units), 20 single-family subdivisions (6,098 home sites) and 18 office/ industrial parks (2,539 acres). Crosland, Inc. and Pappas, Inc., through an affiliated entity, retained a 1% member interest in the Borrower.

The Loan:

•	The Birkdale Village Mortgage Loan is secured by a first mortgage on a 656,614 square foot mixed-use, lifestyle town center built in 2002 and located in Huntersville, Mecklenburg County, North Carolina.

The Borrower:

•	The borrower, Inland Southeast Birkdale, LLC (the “Birkdale Village Borrower”), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least two independent directors for which borrower’s legal counsel delivered a non-consolidation opinion at loan closing.

•	ISE Charlotte L.L.C. (“ISEC”), a Delaware limited liability company, owns 98.97% of the Birkdale Village Borrower as its managing member and Crosland/ Pappas Birkdale Holdings, LLC a limited liability company owns the remaining 1.03%. Inland Retail Real Estate Trust, Inc., the borrower principal for the Birkdale Village Mortgage Loan, and a Maryland corporation, indirectly owns 99.9% of ISEC. Crosland, Inc. and Pappas Properties, LLC, Birkdale Village’s joint venture developers and sellers, own Crosland/ Pappas Birkdale Holdings, LLC.

•	The Inland Real Estate Group of Companies (the “Inland Group”) is comprised of independent real estate investment and financial companies doing business nationwide. With 35 years of experience specializing in investment, commercial real estate brokerage, land development, acquisition and mortgage lending, the Inland Group is one of the nation’s largest privately held commercial real estate companies. Based in Oak Brook, Illinois, Inland Group is a self-administered Real Estate Investment Trust (“REIT”) that owns, acquires and manages neighborhood and community retail centers. Inland Retail currently owns and manages more than 170 retail properties comprising more than 20 million square feet of retail space.

The Property:

•	The collateral for the Mortgage Loan consists of the fee interest in a 24-building mixed-use, lifestyle town center totaling 656,614 net rentable square feet. The Birkdale Village Mortgaged Property contains 235,476 net rentable square feet of retail space (35.9%), 54,605 square feet of office space (8.3%), and 320 luxury apartment units totaling 366,533 square feet (55.8%). Four four-story buildings are entirely multifamily, 16 four-story buildings contain ground floor retail space with apartment units above, two four-story buildings contain ground floor retail space with office space above and two buildings are one-story single-tenant retail. The Birkdale Village Mortgaged Property was built in 2002 and is situated on a 46.5-acre site with 2,101 parking spaces (in four two-story parking decks and on surface lots) in Huntersville, North Carolina, approximately 16 miles north of the Charlotte central business district.

•	The Birkdale Village Borrower, at its sole cost and expense, is required to keep the Birkdale Village Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Birkdale Village Borrower is required to maintain terrorism insurance in an amount not less than the replacement cost of the improvements provided that so long as (i) Birkdale Village Borrower is the owner of Mortgaged Property and (ii) borrower principal for the Birkdale Village Mortgage Loan maintains a net worth of not less than $1,000,000,000.00, Birkdale Village Borrower shall maintain terrorism insurance in an amount not less than $25,000,000.00.

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Birkdale Village
8625 Townley Road
Huntersville, NC 28078
Five Points
Lake Norman
Triangle
Smithville
Cornelius
Kannapolis
North Kannapolis
Deweese
North Concord
Huntersville
Concord
West Concord
Jopler
Croft
Lowe's Motor Speedway
Roberta Mill
Pharrs Mill
Shuffletown
Harrisburg
Rocky River
UNC at Charlotte
Pine Ridge
Flows Store
Junker
Pioneer Mills
Cabarrus
CHARLOTTE
Charlotte-Douglas International Airport
Mint Hill
Matthews
Tuckaway Park
Indian Trail
American Legion Field
Davidson
Huntersville
Mallard Creek Recreation Center
Latta Plantation Nature Preserve

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

FIRECREEK CROSSING

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

FIRECREEK CROSSING

Loan Information

Original Principal Balance:	$45,000,000

First Payment Date:	January 1, 2004

Term/Amortization:	120/360 months

Maturity Date:	December 1, 2013

Expected Maturity Balance:	$38,039,590

Borrowing Entity:	Pacific Firecreek Holdings, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 payments Open: 3 payments

Up-Front Reserves:

Tax Reserve:	Yes

Replacement Reserve:	$50,000

Ongoing Reserves:

Tax Reserve:	Yes

Lockbox:	Hard

Financial Information

Cut-off Date Balance:	$44,867,486

Cut-off Date LTV:	76.7%

Maturity Date LTV:	65.0%

Underwritten DSCR*:	1.26x

Mortgage Rate:	5.815%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Reno, NV

Year Built/Renovated:	1996/NA

Net Rentable Square Feet:	347,651

Cut-off Balance per SF:	$129

Occupancy as of 1/1/04:	97.2%

Ownership Interest:	Fee

Property Management:	American Assets, Inc.

U/W Net Cash Flow:	$3,983,398
Appraised Value:†	$58,500,000

†	As stabilized. The “as stabilized” value, which was used for Cut-off Date loan-to-value ratio and balloon loan-to-value ratio, assumes completion of the new Michael’s building (the Firecreek Crossing Borrower executed the agreement prior to the loan closing, and the Firecreek Crossing Borrower has provided a lien-free guarantee for the completion of the building). The “as is” value without such assumption is $55,500,000.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(9/30/03)	(12/31/02)

Effective Gross Income	$5,189,552	$4,353,687	$3,805,330

Total Expenses	$1,027,510	$927,620	$920,666

Net Operating Income (NOI)	$4,162,042	$3,426,067	$2,884,664

Cash Flow (CF)	$3,983,398	$3,426,067	$2,884,664

DSCR on NOI	1.31x	1.08x	0.91x

DSCR on CF	1.26x	1.08x	0.91x

	Ratings	Tenant	% Total		Potential	% Potential	Occupancy	Lease
Top Tenants†	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Cost(1)	Expiration

Safeway	BBB/BBB	55,269	15.90%	$12.27	$678,422	14.24%	5.45%	5/31/2016

TJX Co	A/Not Rated	45,899	13.21%	$11.90	$546,000	11.46%		5/31/2013

Circuit City	Not Rated/Not Rated	45,524	13.10%	$14.46	$658,488	13.82%		1/31/2017

Gart Bros	Not Rated/Not Rated	43,500	12.52%	$14.09	$612,915	12.86%	8.04%	11/30/2012

Office Depot	BBB-/Not Rated	31,850	9.16%	$11.00	$350,350	7.35%		9/30/2011

Ross	BBB/Not Rated	30,000	8.63%	$11.50	$345,000	7.24%	3.95%	1/31/2007

Michaels	BB+/Not Rated	23,885	6.87%	$14.50	$346,333	7.27%		2/28/2015

Totals		275,927	79.40%		$3,537,508	74.24%

(1)	Information based on 2002 data.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative
Year of Expiration††	Leases Expiring	SF	SF	Total SF	% Total SF

2004	1	1,400	0.4%	1,400	0.4%

2006	3	11,000	3.2%	12,400	3.6%

2007	2	44,000	12.7%	56,400	16.2%

2008	2	10,009	2.9%	66,409	19.1%

2011	3	40,550	11.7%	106,959	30.8%

2012	1	43,500	12.5%	150,459	43.3%

2013	2	50,899	14.6%	201,358	57.9%

2015	1	23,885	6.9%	225,243	64.8%

2016	1	55,269	15.9%	280,512	80.7%

2017	1	45,524	13.1%	326,036	93.8%

Vacant		21,500	6.2%	347,536	100.0%

Total	17	347,536	100.0%

††	Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Summary of Significant Tenants

•	The Mortgaged Property is currently 97.2% leased by a mix of national, regional and local retail tenants, including seven anchor tenants that comprise 79.4% of the total net rentable square feet and 74.2% of total gross potential rent. The remaining tenants range in size from 1,400 square feet to 14,000 square feet and include Old Navy, Aaron Brothers, Applebees, Countrywide Home Loan, Boston Market and Starbucks. The Firecreek Crossing Mortgaged Property is also shadow anchored by Wal-Mart, Sam’s Club and Babies ‘R Us, which are not part of the loan collateral. The anchor tenants are:

•	Safeway, Inc. (Rated “BBB” by S&P and “BBB” by Fitch), one of the largest food and drug retailers in North America, occupies 55,269 square feet (15.9%) on a 20-year lease expiring in May 2016 with six five-year options. Safeway, Inc., headquartered in Pleasanton, California, operates 1,700 stores in the Western, Southwestern, Rocky Mountain and Mid-Atlantic regions of the United States and in Western Canada. In support of its stores, Safeway has an extensive network of distribution, manufacturing and food processing facilities. As of December 28, 2002, Safeway had total revenue of $32.4 billion and income, before taxes, of $1.3 billion. Total assets were $15.5 billion and total equity was $4.3 billion as of September 6, 2003.

•	TJX Co. (Rated “A” by S&P), a retailer which offers an array of giftware, accent furniture, lamps, rugs, accessories and seasonal merchandise for the home, occupies 45,899 square feet (13.2%) on a 10-year lease expiring in May 2013 with three five-year options. Headquartered in Framingham, Massachusetts, TJX Companies, Inc. is the leading off-price retailer of apparel and home fashions in the United States and worldwide. Its stores include T.J. Maxx, Marshalls, A.J. Wright and HomeGoods. As of January 2003, there were 142 HomeGoods stores in the United States. For its fiscal year ended January 25, 2003, TJX Companies, Inc. revenue was $12 billion, with net income of $578 million. As of October 25, 2003, TJX Companies, Inc. had total assets of $4.4 billion and stockholders’ equity of $1.4 billion.

•	Circuit City Stores, Inc. (Not Rated), a national retailer of brand name consumer electronics, personal computers and entertainment software, occupies 45,524 square feet (13.1%) on a 20-year lease expiring in January 2017. As of April 2003, the Circuit City Stores, Inc. retail operations were conducted in 626 locations. For the fiscal year ended February 28, 2003, revenues were $10 billion, with net income of $106.1 million. As of November 30, 2003, Circuit City Stores, Inc. had total assets of $4.4 billion and stockholders’ equity of $2.2 billion.

•	Gart Sports Company (Not Rated), a sporting goods retailer, occupies 43,500 square feet (12.5%) on a 15-year lease expiring November 2012 with three five-year options. Gart Sports Company is an operating division of The Sports Authority, Inc. (NYSE: “TSA”), a full-line sporting goods chain created on August 4, 2003 through the merger of The Sports Authority, Inc. and Gart Sports Company, the largest and second largest United States sporting goods retailers, respectively. The combined company is headquartered in Englewood, Colorado and operates approximately 385 stores in 45 states. Subsidiaries include Gart Sports, Sports Authority, Oshman’s and Sportmart. As of the report dated February 1, 2003, Gart Sports Company reported revenue of $1.1 billion, net income of $23 million, total assets of $540 million and stockholders’ equity of $198.6 million.

•	Office Depot, Inc. (Rated “BBB-” by S&P), one of the world’s largest sellers of office products, occupies 31,850 square feet (9.2%) on a 15-year lease expiring September 2011 with four five-year options. Founded in 1986, Office Depot, Inc. is an S&P 500 company that generates revenues in excess of $11 billion annually and has approximately 43,000 employees worldwide. As of September 27, 2003, Office Depot, Inc. had total assets of $5.8 billion and stockholders’ equity of $2.7 billion. Revenue for the 52 weeks ended December 28, 2002 was $11.4 billion and, net income from continuing operations was $310.7 million.

•	Ross Stores, Inc. (Rated “BBB” by S&P), an off-price retailer offering in-season brand and designer accessories and footwear, occupies 30,000 square feet (8.6%) on a lease expiring in January 2007 with four five-year options. As of February 1, 2003, Ross Stores, Inc. operated 507 stores, located in community and neighborhood strip shopping centers in urban and suburban areas in 23 states. As of February 1, 2003, Ross Stores, Inc. had reported revenue of $3.5 billion and a net income of $201.2 million. As of November 1, 2003, the company had total assets of $1.6 billion and stockholders’ equity of $691.0 million.

•	Michaels Stores, Inc. (Rated “BB+” by S&P), one of the largest national specialty retailers providing materials, ideas and education for creative activities in home decor, art and craft projects, occupies 23,885 square feet (6.9%) on a lease expiring February 2015 with three five-year options. It will be expanding into a 23,885 square foot freestanding building in August 2004 and will extend its current lease term by 10 years through February 2015. Michaels Stores, Inc. operates 770 Michaels retail stores in 48 states, as well as in Canada. In the latest fiscal year ended February 1, 2003, the Company reported revenue of $2.9 billion and net income of $140.3 million. As of November 1, 2003, Michaels Stores, Inc. had total assets of $1.8 billion and stockholders’ equity of $1.1 billion.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Firecreek Crossing Mortgage Loan is secured by a first mortgage on a 347,651 square foot grocery-anchored retail center constructed in 1996 and located in Reno, Nevada.

The Borrower:

•	The borrower, Pacific Firecreek Holdings, LLC (the “Firecreek Crossing Borrower”), a single-purpose, bankruptcy-remote entity for which borrower’s legal counsel delivered a non-consolidation opinion at loan closing.

•	Hillside 380, a California general partnership, owns 100% of the borrower as its sole member. Hillside 380 is 30% owned by Hillside 104, a California limited partnership, and 70% owned by Hillside 276, a California limited partnership.

•	Hillside 104 and Hillside 276 are each owned 51% (1% general partner and 50% limited partner interests) by American Assets, Inc., a California corporation, and 49% by The Ernest Rady Trust, as limited partner.

•	The sponsor of the Firecreek Crossing Borrower is American Assets, Inc., a private company founded in 1967 that acts as the parent company for a diverse group of businesses operating primarily in real estate, banking, insurance and investment management industries. Throughout its 36-year history, American Assets, Inc. has been both a developer and acquirer of commercial real estate assets with current holdings that include 5 apartment communities, 8 office properties and 11 shopping centers.

The Property:

•	The collateral for the Mortgage Loan consists of the fee simple interest in a grocery-anchored community shopping center totaling 347,651 net rentable square feet. The Firecreek Crossing Mortgaged Property was built in 1996 and is situated on a 34.3-acre site at the corner of Kietzke Lane and Redfield Parkway, in Reno, Nevada.

•	The Firecreek Crossing Borrower, at its sole cost and expense, is required to keep the Firecreek Crossing Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Firecreek Crossing Borrower is also required to maintain a comprehensive all risk insurance policy for terrorist acts.

Property Management:

•	American Assets, Inc., an affiliate of the Borrower, manages the property.

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Firecreek Crossing
4801–4875 Kietzke Lane
Reno, NV 89509
Reno
Carson City
South Lake Tahoe
Sacramento
NEVADA
CALIFORNIA
COAST RANGE
SIERRA
San Francisco
Berkeley
Oakland
Richmond
San Mateo
Redwood City
Palo Alto
Santa Clara
San Jose
Fremont
Stockton
Modesto
Fairfield
Napa
Santa Rosa
Yuba City
Redding
Santa Cruz
Monterey
Salinas
Carmel
Merced
Fresno
Visalia
Tulare
Bakersfield
San Luis Obispo
Arroyo Grande
Santa Maria
Lompoc
Santa Barbara
Ventura
Los Angeles
Long Beach
Newport Beach
Anaheim
Santa Ana
San Bernardino
Riverside
Palm Springs
Temecula
Lancaster
Palmdale
Victorville
Hesperia
Barstow
Burbank
Hawthorne
SAN JOAQUIN VALLEY
MOJAVE DESERT
Downtown Reno
SPARKS
RENO
Reno Tahoe International Airport

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

VILLAGE AT REDONDO BEACH

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

VILLAGE AT REDONDO BEACH

Loan Information

Original Principal Balance:	$43,000,000

First Payment Date:	February 1, 2004

Term/Amortization:	120/360 months

Maturity Date:	January 1, 2014

Expected Maturity Balance:	$35,895,411

Borrowing Entity:	Village at Redondo, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 payments Open: 2 payments

Up-Front Reserves:

Tax/Insurance Reserve:	Yes

Ongoing Monthly Reserves:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$6,920

Lockbox:	No

Financial Information

Cut-Off Date Balance:	$42,904,083

Cut-off Date LTV:	65.0%

Maturity Date LTV:	54.4%

Underwritten DSCR*:	1.57x

Mortgage Rate:	5.410%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Multifamily

Property Sub-Type:	Garden Style

Location:	Redondo Beach, CA

Year Built/Renovated:	1972/NA

Units:	332

Cut-off Balance per Unit:	$129,229

Occupancy as of 12/3/03:	96.4%

Ownership Interest:	Fee

Property Management:	The William Lyon Property Management Company

U/W Net Cash Flow:	$4,567,695

Appraised Value:	$66,000,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(9/30/03)	(12/31/02)

Effective Gross Income	$6,419,942	$6,243,811	$6,240,068

Total Expenses	$1,769,247	$1,638,089	$1,576,268

Net Operating Income (NOI)	$4,650,695	$4,605,721	$4,663,800

Cash Flow (CF)	$4,567,695	$4,468,916	$4,473,705

DSCR on NOI	1.60x	1.59x	1.61x

DSCR on CF	1.57x	1.54x	1.54x

	Studio	1 Bedroom	2 Bedroom

Number of Units	36	238	58

Average Rent	$1,196	$1,565	$2,343

Average Unit Size (SF)	460	674	1,063

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Village at Redondo Beach Mortgage Loan is secured by a first mortgage on a 332-unit apartment community built in 1972 and located in Redondo Beach, Los Angeles County, California.

The Borrower:

•	The borrower, Village at Redondo, LLC (the “Village at Redondo Beach Borrower”), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with two independent directors for which the Village at Redondo Beach Borrower’s legal counsel delivered a non-consolidation opinion at loan closing.

•	Village at Redondo Partners, a California general partnership, owns 100% of the Village at Redondo Beach Borrower as its sole member. Village at Redondo Partners is 50% owned by L/M No. 18 (Redondo Beach Apts.), a California limited partnership, and 50% owned by Kremer Investment Properties, LLC, a California limited liability company.

•	William Lyon is the Borrower Principal with 45 years of real estate experience. William Lyon Homes, Inc. (NYSE: “WLS”) and subsidiaries are primarily engaged in designing, constructing and selling single-family detached and attached homes in California, Arizona and Nevada. Since the founding of its predecessor in 1956, William Lyon Homes, Inc. has sold over 56,000 homes. The Company conducts its homebuilding operations through five geographic divisions (Southern California, San Diego, Northern California, Arizona and Nevada) including both wholly owned projects and projects being developed in unconsolidated joint ventures. In 2002, William Lyon Homes, Inc. and its unconsolidated joint ventures had combined revenues from home sales of $956,500,000 and delivered 2,522 homes.

The Property:

•	The collateral for the Village at Redondo Beach Mortgage Loan consists of the fee interest in a 332 -unit, garden-style apartment complex consisting of nine three-story apartment buildings containing 238,500 net rentable square feet and an additional building housing a clubhouse/ leasing office. Built in 1972 and continuously updated and maintained, the Village at Redondo Beach Mortgaged Property is situated on 7 acres overlooking the Pacific Ocean in Redondo Beach, California. The Village at Redondo Beach Mortgaged Property has 429 parking spaces (1.3 spaces/unit) including open, garage, and covered spaces beneath six of the apartment buildings. Project amenities include an ocean view with access to the Redondo Beach Pier (with its boat slips, restaurants and retail shops), a pool, spa, entertainment deck, clubhouse/ lounge, business center, fitness center and laundry facilities.

•	The Village at Redondo Beach Borrower, at its sole cost and expense, is required to keep the Village at Redondo Beach Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

Property Management:

•	The William Lyon Property Management Company, an affiliate of the Village at Redondo Beach Borrower, manages the property. Headquartered in Newport Beach, California, the Company has 15 years of multifamily property management experience and currently manages 30 projects totaling approximately 9,100 units in northern and southern California, Colorado and Florida.

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Village at Redondo Beach
300 The Village Drive
Redondo Beach, CA 90277
SANTA SUSANA MOUNTAINS
SAN GABRIEL MOUNTAINS
SAN FERNANDO VALLEY
VERDUGO HILLS
SANTA MONICA MOUNTAINS
HOLLYWOOD HILLS
MID-CITY
WESTSIDE
SAN GABRIEL VALLEY
SOUTH BAY
PALOS VERDES PENINSULA
SANTA MONICA BAY
PACIFIC OCEAN
Malibu
Santa Monica
Marina Del Rey
Playa Del Rey
Manhattan Beach
Hermosa Beach
Redondo Beach
Pasadena
Glendale
Burbank
Inglewood
Long Beach
Los Angeles International Airport
El Segundo
Hawthorne
Manhattan Beach
Lawndale
Gardena
Hermosa Beach
Torrance
Redondo Beach
Palos Verdes Estates
Rolling Hills Estates
Lomita
MAPS © 2004 CARTIFACT, LOS ANGELES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

HILLSBOROUGH PROMENADE

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

HILLSBOROUGH PROMENADE

Loan Information

Original Principal Balance:	$41,000,000

First Payment Date:	November 1, 2003

Term/Amortization:	120/360 months

Maturity Date:	October 1, 2013

Expected Maturity Balance:	$34,736,228

Borrowing Entity:	Hillsboro Partners, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 payments Open: 3 payments

Up-Front Reserves:

Tax Reserve:	Yes

Replacement Reserve:	$1,911

Repair Reserve:	$2,689,645

TI/LC Reserve:	$377,658

Other Reserve:	$1,370,000

Ongoing Reserves:

Tax Reserve:	Yes

Replacement Reserve:	$1,911

Lockbox:	No

Financial Information

Cut-off Date Balance:	$40,803,175

Cut-off Date LTV:	78.3%

Maturity Date LTV:	66.7%

Underwritten DSCR*:	1.31x

Mortgage Rate:	5.890%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Hillsborough, NJ

Year Built/Renovated:	2002/NA

Net Rentable Square Feet:	328,237

Cut-off Balance per SF:	$124

Occupancy as of 12/1/03:	100.0%

Ownership Interest:	Fee and Leasehold

Property Management:	KRC Property Management I, Inc.

U/W Net Cash Flow:	$3,819,223

Appraised Value:	$52,100,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent
	Underwritten	(9/30/03)

Effective Gross Income	$5,610,854	$3,168,160

Total Expenses	$1,679,249	$1,019,400

Net Operating Income (NOI)	$3,931,605	$2,148,760

Cash Flow (CF)	$3,819,223	$2,148,760

DSCR on NOI	1.35x	0.74x

DSCR on CF	1.31x	0.74x

	Ratings	Tenant	% Total		Potential	% Potential	Lease
Top Tenants†	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Lowes	A/A	160,548	49.00%	$5.76	$925,000	21.65%	1/31/2023

Pathmark	BB-/Not Rated	55,200	16.85	$19.00	1,048,800	24.55	3/31/2023

TJ Maxx	A/Not Rated	30,000	9.16	$15.00	450,000	10.53	3/31/2013

Bassett Furniture	Not Rated/Not Rated	17,100	5.22	$21.50	367,650	8.61	6/30/2013

Totals		262,848	80.22%		$2,791,450	65.34%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative
Year of Expiration††	Leases Expiring	SF	SF	Total SF	% Total SF

2007	1	2,000	0.6%	2,000	0.6%

2008	2	7,765	2.4	9,765	3.0%

2012	2	6,300	1.9	16,065	4.9%

2013	9	71,748	21.9	87,813	26.8%

2014	1	6,000	1.8	93,813	28.6%

2018	1	3,000	0.9	96,813	29.5%

2022	1	6,100	1.9	102,913	31.4%

2023	4	224,748	68.6	327,661	100.0%

Total	21	327,661	100.0%

††	Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Summary of Significant Tenants

•	The Hillsborough Promenade Mortgaged Property is 100.0% leased by a mix of national, regional and local retail tenants, including three anchor tenants that comprise 74.9% of the total net rentable square feet and 56.7% of total gross potential rent. The remaining tenants include Bassett Furniture, Hollywood Video, T-Mobile, Payless ShoeSource and Dunkin Donuts. The Hillsborough Promenade Mortgaged Property is also shadow anchored on the northern end of the shopping center by an 88,470 square foot Kohl’s, which is not part of the loan collateral. The four largest tenants are:

•	Lowe’s Companies, Inc. (NYSE: “LOW”) (Rated “A” by S&P and “A” by Fitch), a major retailer of home improvement products, occupies 160,548 square feet (48.9%) on a 20-year ground lease expiring in January 2023 with eight five-year options. Headquartered in Mooresville, North Carolina, Lowe’s Companies, Inc. operated 854 stores in 44 states as of January 31, 2003. For the fiscal year ended January 31, 2003, Lowe’s Companies, Inc. reported revenues of $26.5 billion and net income of $1.5 billion. As of October 31, 2003, the company reported total assets of $18.7 billion and stockholders’ equity of $9.9 billion.

•	Pathmark Stores, Inc. (NASDAQ: “PTMK”) (Rated “BB-” by S&P), a large supermarket chain in the Northeast, occupies 55,200 square feet (16.8%) on a 20-year lease expiring in March 2023 with six five-year options. Headquartered in Carteret, New Jersey, Pathmark Stores, Inc. operated 144 stores, including 66 in New Jersey, as of February 1, 2003. For the fiscal year ended February 1, 2003, Pathmark Stores, Inc. reported revenues of $3.938 billion and net income of $13.3 million. As of November 1, 2003, the company reported total assets of $1.5 billion and stockholders’ equity of $366.7 million.

•	TJX Co. (NYSE: “TJX”) (Rated “A” by S&P), a retailer offering an array of giftware, accent furniture, lamps, rugs, accessories and seasonal merchandise for the home, occupies 30,000 square feet (9.1%) on a 10-year lease expiring in March 2013 with three five-year options. Headquartered in Framingham, Massachusetts, TJX Companies, Inc. is one of the leading off-price retailers of apparel and home fashions in the United States and worldwide. Its stores include T.J. Maxx, Marshalls, A.J. Wright and HomeGoods. As of January 2003, there were 142 HomeGoods stores in the United States. For its fiscal year ended January 25, 2003, TJX Companies, Inc.’s revenue was $12 billion, with net income of $578 million. As of October 25, 2003, TJX Companies, Inc. had total assets of $4.4 billion and stockholders’ equity of $1.4 billion.

•	Bassett Furniture Industries, Inc. (NASDAQ: “BSET”) (Not Rated), a manufacturer, retailer and importer of branded home furnishings, occupies 17,100 square feet (5.2%) on a 10-year lease expiring in June 2013. Founded in 1931 and headquartered in Bassett, Virginia, Bassett Furniture Industries, Inc.’s full range of furniture products and accessories are sold through an exclusive network of 79 independently owned and six company-owned retail stores, known as Bassett Furniture Direct, and over 2,000 furniture and department stores located throughout the United States. For the fiscal year ended November 29, 2003, revenues were $316.9 million, with net income from continuing operations of $4.4 million. As of August 30, 2003, Bassett Furniture Industries, Inc. had total assets of $279.7 million and stockholders’ equity of $223.7 million.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Hillsborough Promenade Mortgage Loan is secured by a first mortgage on a 328,237 square foot grocery-anchored retail center constructed in 2002 and located in Hillsborough Township, New Jersey.

The Borrower:

•	The borrower, Hillsboro Partners, LLC (The “Hillsborough Promenade Borrower”), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least one independent director for which borrower’s legal counsel delivered a non-consolidation opinion at loan closing.

•	Hillsboro Realty Holdings, LLC, a Delaware limited liability company, owns 100% of the Hillsborough Promenade Borrower as its sole member and manager. Hillsboro Realty Holdings, LLC is 99.9% owned by LPD Grant Street Company, LLC, a New York limited liability company, and 0.1% owned by its managing member, Hillsboro-GP Corp., a Delaware corporation.

•	The three borrower principals for the Hillsborough Promenade Mortgage Loan are Sheldon Lowe, Joseph Parisi and Joel Pashcow, who jointly own 100% of Hillsboro-GP Corp. Joel Pashcow and Dan Davis are co-managers of LPD Grant Street Company, LLC. In addition, Sheldon Lowe, Joseph Parisi, Joel Pashcow, Dan Davis and Allan Rose own 100% of the member interests of LPD Grant Street Company, LLC. Sheldon Lowe’s 30-year business career has been focused in real estate with extensive experience in owning, managing and building income-producing properties. Joseph Parisi has been involved in the construction industry for over 45 years and is actively involved in the management of properties built under his direction as well as other properties included in his portfolio. Joel Pashcow is Chairman and President of Atlantic Realty Trust. Joel Pashcow was formerly Chairman of the Board of Directors of RPS Realty Trust from 1988 to 1996 and has extensive experience in real estate acquisition, financing and syndication.

The Property:

•	The collateral for the Hillsborough Promenade Mortgage Loan consists of the fee interest (subject to a 90-year ground lease) in a grocery-anchored community shopping center totaling 328,237 net rentable square feet. The Hillsborough Promenade Mortgaged Property was completed in 2002 and is situated on a 57.8-acre site at the intersection of Route 206 and Falcon Road in Hillsborough Township, Somerset County, New Jersey.

•	The Hillsborough Promenade Borrower, at its sole cost and expense, is required to keep the Hillsborough Promenade Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Hillsborough Promenade Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts but it may exclude acts of war, nuclear, chemical and biological acts so long as such exclusions are customary.

Ground Lease:

•	A ground lease between KD Hillsborough 441, Inc. (the ground lessor) and the Hillsborough Promenade Borrower expiring on September 18, 2093 encumbers the Hillsborough Promenade Mortgaged Property; provided, however, the mortgagee’s collateral includes a mortgage on the fee interest and all ground lease payments are to be paid only after operating expenses and debt service. KD Hillsborough 441, Inc., the developer and seller of the property, is an affiliate of Kimco Realty Corporation.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Property Management:

•	KRC Property Management I, Inc., a non-affiliated third party management company and wholly owned subsidiary of Kimco Realty Corporation, manages the property. Formed in 1960 and incorporated in 1966, Kimco Realty Corporation is a self-administered real estate investment trust that owns and operates neighborhood and community shopping centers. As of February 7, 2003, Kimco Realty Corporation’s portfolio was comprised of 607 property interests, including 538 neighborhood and community shopping center properties, two regional malls, 41 retail store leases, 22 ground-up development projects and four parcels of undeveloped land totaling approximately 90 million square feet of leasable space located in 41 states, Canada and Mexico.

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Hillsborough Promenade
315 Route 206
Hillsborough, NJ 08844
Bridgewater
Martinsville
Readington
Raritan
Manville
South Bound Brook
Central Jersey Reg'l Airport
Hillsborough
Millstone
Somerset
Kendall Park
Skillman
NY
New City
Suffern
Nanuet
Pompton Lakes
Ramsey
Ridgewood
Dobbs Ferry
Paramus
Yonkers
Paterson
Hackensack
Dover
Parsippany
Clifton
Passaic
Verona
Union City
Livingston
Madison
Newark
Manhattan
Jersey City
Berkeley Heights
New York City
Elizabeth
Bayonne
High Bridge
Rahway
Staten Island
Somerville
Edison
Woodbridge
Perth Amboy
Lower Bay
Flemington
Somerset
Hillsborough
New Brunswick
Keansburg
East Brunswick
Hazlet
Middletown
Matawan
Lambertville
Princeton
Rumson
Red Bank
Doylestown
Princeton Junction
Monmouth Beach
Long Branch
PA
Eatontown
Freehold
Trenton
Warminster
Yardley
Asbury Park
Allentown
Belmar
Spring Lake
Bordentown
Manasquan
Bristol
Lakewood
Point Pleasant Beach
Burlington
Point Pleasant
Philadelphia
McGuire AFB
Lakehurst
Mount Holly
Brown Mills
Toms River
Camden
Gloucester City
Cherry Hill
Lindenwold
Glassboro
NEW JERSEY
Ocean Acres
Atlantic Ocean
Garden State Parkway
New Jersey Turnpike

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

MILPITAS SQUARE

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

MILPITAS SQUARE

Loan Information

Original Principal Balance:	$40,000,000

First Payment Date:	January 1, 2004

Term/Amortization:	120/300 months

Maturity Date:	December 1, 2013

Expected Maturity Balance:	$30,947,280

Borrowing Entity:	Milpitas Square, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 payments Open: 3 payments

Up-Front Reserves:

Tax/Insurance Reserve:	Yes

On Going Monthly Reserves:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$2,028

Lockbox:	Hard

Financial Information

Cut-off Date Balance:	$39,829,107

Cut-off Date LTV:	69.1%

Maturity Date LTV:	53.7%

Underwritten DSCR*:	1.25x

Mortgage Rate:	5.870%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Milpitas, CA

Year Built/Renovated:	1996/NA

Net Rentable Square Feet:	162,202

Cut-off Balance per SF:	$246

Occupancy as of 11/30/03:	100.0%

Ownership Interest:	Fee

Property Management:	Topline Properties, LLC

U/W Net Cash Flow:	$3,832,304

Appraised Value:	$57,600,000

(1) Information based on 2003 data.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(9/30/03)	(12/31/02)

Effective Gross Income	$5,602,635	$6,278,656	$6,125,378

Total Expenses	$1,532,337	$1,248,061	$1,397,471

Net Operating Income (NOI)	$4,070,298	$5,030,595	$4,727,907

Cash Flow (CF)	$3,832,304	$5,030,595	$4,727,907

DSCR on NOI	1.33x	1.65x	1.55x

DSCR on CF	1.25x	1.65x	1.55x

	Ratings	Tenant	% Total		Potential	% Potential	Lease
Top Tenants†	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

99 Ranch(1)	Not Rated/Not Rated	38,814	23.93%	$10.35	$401,725	8.13%	8/31/2011

Mayflower Seafood Restaurant	Not Rated/Not Rated	10,017	6.18%	$27.39	$274,399	5.55%	7/31/2006

Totals		48,831	30.11%		$676,124	13.68%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative
Year of Expiration††	Leases Expiring	SF	SF	Total SF	% Total SF

2004	3	7,592	4.7%	7,592	4.7%

2005	2	4,180	2.6%	11,772	7.3%

2006	27	65,038	40.1%	76,810	47.4%

2007	9	14,535	9.0%	91,345	56.3%

2008	10	18,167	11.2%	109,512	67.5%

2009	3	2,713	1.7%	112,225	69.2%

2010	3	3,773	2.3%	115,998	71.5%

2011	2	43,954	27.1%	159,952	98.6%

2012	1	2,250	1.4%	162,202	100.0%

Total	60	162,202	100.0%

††	Information obtained from Underwritten Rent Roll.

Summary of Significant Tenants

•	The Milpitas Square Mortgaged Property is 100% leased by a mix of 60 retail and restaurant tenants, including the grocer anchor tenant, 99 Ranch Market, which comprises 23.9% of the total net rentable square feet and 8.1% of total gross potential rent. Products and services offered at the center include jewelry, books, cosmetics, dry cleaning, house wares, specialty bakeries and 19 ethnically diverse restaurants.

•	99 Ranch Market (Not Rated), a large Asian specialty chain grocer, occupies 38,814 square feet (23.9%) on a 15-year lease originally expiring in August 2011 with six, five-year options. At the closing of the loan, 99 Ranch Market exercised the first of its renewal options, which extended the lease expiration to August 2016. 99 Ranch Market is owned by Tawa Supermarkets, Inc., based in Buena Park, California. Tawa began as an individual market in Westminster, California, and has developed into an owner of 23 full service stores staffed with over 1,300 employees. Currently, Tawa has developed over 10 shopping plazas in California. In addition, through its management consulting division, Tawa Supermarkets has been able to work with other developers and out-of-state investors to develop 99 Ranch Markets throughout the country and world, including locations in Atlanta, Las Vegas, Honolulu, Phoenix and Indonesia.

•	Mayflower Seafood Restaurant (Not Rated) occupies 10,017 square feet (6.2%) on a 10-year lease expiring in July 2006.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Milpitas Square Mortgage Loan is secured by a first mortgage on a 162,202 square foot grocery-anchored retail center completed in 1996 and located in Milpitas, California.

The Borrower:

•	The borrower, Milpitas Square, LLC (the “Milpitas Square Borrower”), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least one independent director for which borrower’s legal counsel delivered a non-consolidation opinion at loan closing.

•	The sole member of the Milpitas Square Borrower, Milpitas Square 880 at 237, L.P., owns 100% of the Milpitas Square Borrower. The nonmember manager of the sole member of the Milpitas Square Borrower (with no economic interest) is Topline Properties, LLC, a California limited liability company, and the property manager. The members of Milpitas Square 880 at 237, L.P. include: Union Success, L.P. (37%); Westwood Company — 237, LLC (35%); Ho-Yuan Chen (20%); Eunice Chan (5%); and the Wang Family Living Trust (Daniel Wang and Brenda Su Wang, trustees) (3%).

•	The borrower principals are Union Success, L.P. (Philip Su, General Partner), Westwood Company — 237, LLC (Anthony Morici, managing member) and Ho-Yuan Chen. As general partner of Union Land Development, Philip Su has developed and managed commercial properties since 1986, including 384 single-family units, 167 multifamily units, 382,000 square feet of retail shopping center space and a local San Jose hotel. Philip Su also owns Topline Properties, LLC, the property manager. Anthony Morici has been involved in the real estate industry since 1968, when he became the general partner of a mixed-use retail and apartment development. Since that time, Anthony Morici has actively developed several residential subdivisions and has participated as the General Partner in the development of six office complexes and four retail centers, including this property. Roger Chen established Tawa Supermarkets, Inc. in 1984. Tawa Supermarkets, Inc. is a supermarket chain and shopping center developer with headquarters in Buena Park, California and has developed into 23 full service 99 Ranch Markets throughout California, including the anchor, and franchises several more locations in the United States and Indonesia.

The Property:

•	The collateral for the Milpitas Square Mortgage Loan consists of the fee simple interest in a grocery-anchored community shopping center totaling 162,202 net rentable square feet. The Milpitas Square Mortgage Property was completed in 1996 and is situated on a 16.8-acre site located less than a half mile from the Highway 237/Interstate 880 interchange, one of the busiest freeway interchanges in Santa Clara County, California and used by as many as 250,000 vehicles per day.

•	The Milpitas Square Borrower, at its sole cost and expense, is required to keep the Milpitas Square Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Milpitas Square Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

Property Management:

•	Topline Properties, LLC, the property manager and nonmember manager of the sole member of the Milpitas Square Borrower, provides property management and leasing services for Milpitas Square. Philip Su created Topline Properties in 1996.

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

MOUNT VERNON PLACE APARTMENTS

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

MOUNT VERNON PLACE APARTMENTS

Loan Information

Original Principal Balance:	$36,743,802

First Payment Date:	December 1, 2003

Term/Amortization:	132/360 months

Interest Only Period:	24 months

Maturity Date:	November 1, 2014

Expected Maturity Balance:	$31,852,470

Borrowing Entity:	Mt. Vernon Place Apartments, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 129 payments Open: 3 payments

Up-Front Reserves:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$1,455,000

Ongoing Monthly Reserves:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$8,584(1)

Lockbox:	No

(1)	Escrows to be established beginning September 1, 2006.

Financial Information

Cut-off Date Balance:	$36,743,802

Cut-off Date LTV:	76.5%

Maturity Date LTV:	66.3%

Underwritten DSCR*:	1.20x

Mortgage Rate:	5.900%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Multifamily

Property Sub-Type:	Garden Style

Location:	Atlanta, GA

Year Built/Renovated:	1997/NA

Units:	412

Cut-off Balance per Unit:	$89,184

Occupancy as of 11/25/03:	89.8%

Ownership Interest:	Fee

Property Management:	Lane Management Corporation

U/W Net Cash Flow:	$3,144,833

Appraised Value:	$48,015,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(6/30/03)	(12/31/02)

Effective Gross Income	$4,985,365	$5,549,732	$5,681,587

Total Expenses	$1,737,532	$2,609,302	$2,723,813

Net Operating Income (NOI)	$3,247,833	$2,940,430	$2,957,774

Cash Flow (CF)	$3,144,833	$2,824,670	$2,818,826

DSCR on NOI	1.24x	1.12x	1.13x

DSCR on CF	1.20x	1.08x	1.08x

	1 Bedroom	2 Bedroom

Number of Units	222	190

Average Rent	$915	$1,311

Average Unit Size (SF)	914	1,327

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Mount Vernon Place Apartments Mortgage Loan is secured by a first mortgage on a 412-unit garden-style apartment community completed in 1997 and located in Atlanta, Georgia.

The Borrower:

•	The borrower, Mt. Vernon Place Apartments, LLC (the “Mount Vernon Place Apartments Borrower”), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least one independent director on the board of its managing member for which borrower’s legal counsel delivered a non-consolidation opinion at loan closing.

•	Mt. Vernon Place Holdings, L.P., a Georgia limited partnership, owns 100% of the borrower as its sole member. Mt. Vernon Place Holdings, L.P. is 60% owned by WLD Private Investor Entity, a Family Trust, and 40% owned by Mt. Vernon Place GP, LLC, a Georgia limited liability company.

•	The borrower sponsor for the Mount Vernon Place Apartments Mortgage Loan is George H. Lane III, founder of Lane Company. Mt. Vernon Place GP, LLC is a Lane-controlled entity. Lane Company was started in 1974 and its subsidiaries include: Lane Management Corporation, Lane Investment and Development Corporation, Lane Realty Construction Corporation, Lane Asset Management Corporation, Condo Lane, Inc. and Lane Affordable Housing Corporation. Lane Company has developed more than 11,000 apartment units and condominium homes at a cost of more than $1 billion. It has built more than 70 properties including apartments, condos, hotels and senior living communities totaling over $600 million. It has sold more than 4,000 condominiums for a total of approximately $250 million. WLD Private Investor Entity, also known as WLD Trust, has been a Lane Company equity partner since the mid-1990s. WLD Private Investor Entity is a private family trust established for the benefit of William Horvitz and his descendents, which include Linda Roth, David Horvitz, James Berick, George Grabner and Francis Kane. The WLD Private Investor Entity is managed by WLD Enterprises; a professionally managed investment company that provides investment and processing related functions to WLD Private Investor Entity.

The Property:

•	The collateral for the Mount Vernon Place Mortgage Loan includes the fee interest in a 412-unit, garden-style apartment complex consisting of 21 three- and four-story apartment buildings and 455,016 net rentable square feet and an additional one-story building housing a clubhouse/ leasing office. Built in 1997, the Mount Vernon Place Apartments Mortgaged Property is situated on 24.1 acres in the Atlanta suburb of Dunwoody. The Mount Vernon Place Apartments Mortgaged Property has 808 parking spaces (2.0 spaces/unit). Project amenities for this gated community include a clubhouse with business center, library/ computer room and a fitness center, two pools, two lighted tennis courts, playground and a laundry facility.

•	The Mount Vernon Place Apartments Borrower, at its sole cost and expense, is required to keep the Mount Vernon Place Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

Property Management:

•	Lane Management Corporation, an affiliate of the Mount Vernon Place Apartments Borrower, manages the property. Headquartered in Atlanta, Georgia, the Lane Management Corporation has over 30 years of multifamily property management experience and currently manages approximately 30,000 units mainly in the Southeast (Georgia, Alabama, North Carolina, South Carolina, Florida, Virginia and Tennessee) as well as in Texas, Connecticut and Mississippi. Lane Management Corporation manages approximately 15,000 units located in the Atlanta market. The company employs approximately 1,200 people nationally, with 100 employees located in the Atlanta corporate office.

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mount Vernon Place Apartments
1265 Mount Vernon Highway
Atlanta, GA 30338
Dunwoody
Berkeley Lake
Norcross
Doraville
Chamblee
Sandy Springs
Chattahoochee Plantation
Marietta
Dobbins Air Force Base
Smyrna
Brookhaven
Buckhead
Vinings
Tucker
Clarkston
Oakdale
ATLANTA
Emory University
Virginia Highland
Druid Hills
Scottdale
Midtown
Center Hill
Decatur
Avondale Estates
Belvedere
Mechanicsville
Adams Park
East Point
College Park
Hapeville
Hartsfield Atlanta International Airport
Forest Park
Dunwoody
Perimeter Mall

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

MERCANTILE EAST SHOPPING CENTER

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

MERCANTILE EAST SHOPPING CENTER

Loan Information

Original Principal Balance:	$34,000,000

First Payment Date:	November 1, 2003

Term/Amortization:	180/300 months

Interest Only Period:	60 months

Maturity Date:	October 1, 2018

Expected Maturity Balance:	$26,359,223

Borrowing Entity:	Mercantile East Ladera, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout: 59 Payments GRTR 1% PPMT or Yield Maintenance: 118 Payments Open: 3 Payments

Upfront Reserves:

TI/LC Reserve:	$15,784

Tax/Insurance Reserve:	Yes

Ongoing Monthly Reserves:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$1,524

Lockbox:	No

Financial Information

Cut-off Date Balance:	$34,000,000

Cut-off Date LTV:	65.4%

Maturity Date LTV:	50.7%

Underwritten DSCR*:	1.42x

Mortgage Rate:	5.940%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Ladera Ranch, CA

Year Built/Renovated:	2003/NA

Net Rentable Square Feet:	261,260

Cut-off Balance per SF:	$130

Occupancy as of 10/1/03:	80.4%

Ownership Interest:	Fee

Property Management:	Westar Management, Inc.

U/W Net Cash Flow:	$3,702,436

Appraised Value:	$52,000,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent
	Underwritten	(10/31/2003)

Effective Gross Income	$5,362,467	$2,477,087

Total Expenses	$1,495,082	$309,032

Net Operating Income (NOI)	$3,867,385	$2,168,055

Cash Flow (CF)	$3,702,436	$2,168,055

DSCR on NOI	1.48x	0.83x

DSCR on CF	1.42x	0.83x

	Ratings	Tenant	% Total		Potential	% Potential	Lease
Top Tenants†	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Kohl’s	A-/A	93,990	35.98%	$5.69	$535,000	12.00%	3/31/2023

Chicks	Not Rated/Not Rated	45,000	17.22%	$16.50	$742,500	16.65%	5/31/2018

Homegoods	A/Not Rated	24,000	9.19%	$14.50	$348,000	7.81%	8/31/2013

Staples	BBB-/BBB	15,000	5.74%	$17.85	$267,750	6.01%	8/10/2013

Totals		177,990	68.13%		$1,893,250	42.47%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative
Year of Expiration††	Leases Expiring	SF	SF	Total SF	% Total SF

2008	6	25,667	9.8%	25,667	9.8%

2009	1	1,440	0.6%	27,107	10.4%

2011	1	5,400	2.1%	32,507	12.4%

2013	9	53,385	20.4%	85,892	32.9%

2018	1	45,000	17.2%	130,892	50.1%

2023	4	104,305	39.9%	235,197	90.0%

Vacant		26,063	10.0%	261,260	100.0%

Total	22	261,260	100.0%

††	Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Summary of Significant Tenants

•	The subject property is 80.4% leased to a mix of national, regional and local retail tenants, including four anchor tenants that comprise 68.1% of the total net rentable square feet and 42.4% of total gross potential rent. The remaining inline and pad site tenants include Bank of America, McDonalds, Arco, KFC, Cingular Wireless, Payless ShoeSource, Subway, Pizza Hut and Baskin-Robbins. The four anchor tenants are:

•	Kohl’s (Rated “A-” by S&P and “A” by Fitch), a family oriented specialty department store chain that features national brand merchandise, occupies 93,990 square feet (36.0%) on a 20-year ground lease expiring in March 2023 with three 10-year options. Headquartered in Menomonee Falls, Wisconsin, Kohl’s operates approximately 457 stores located in 33 states. The stores sell apparel, shoes, accessories and home products. For the fiscal year ended February 1, 2003, Kohl’s reported revenues of $9 billion and net income of $643 million. As of November 1, 2003, the company reported total assets of $7.1 billion and stockholders’ equity of $3.9 billion.

•	Chick’s Sporting Goods (Not Rated), a privately held sporting goods chain, occupies 45,000 square feet (17.2%) on a 15-year lease expiring in May 2018, with two five-year options. Established in 1949 and headquartered in Covina, California, Chick’s Sporting Goods sells apparel and equipment for fitness, tennis, golf, water and snow sports and team activities. Chick’s Sporting Goods currently operates 11 stores located in southern California.

•	HomeGoods (a subsidiary of the TJX Companies, Inc. Rated “A” by S&P), a retailer which offers a broad array of giftware, accent furniture, lamps, rugs, accessories and seasonal merchandise for the home, occupies 24,000 square feet (9.2%) on a 10-year lease expiring in August 2013, with three five-year options. Headquartered in Framingham, Massachusetts, TJX Companies, Inc. is one of the largest off-price retailers of apparel and home fashions in the United States and worldwide. Its stores include T.J. Maxx, Marshalls, A.J. Wright and HomeGoods. As of January 2003, there were 142 HomeGoods stores in the United States. For its fiscal year ended January 25, 2003, TJX Companies, Inc. revenue was $12.0 billion with net income of $578 million. As of October 25, 2003, TJX Companies, Inc. had total assets of $4.4 billion and stockholders’ equity of $1.4 billion.

•	Staples Inc. (Rated “BBB-” by S&P and “BBB” by Fitch), an office supplies retailer in the United States and abroad, occupies 15,000 square feet (5.7%) on a 10-year lease expiring in August 2013, with three five-year options. Established in 1986 and headquartered in Framingham, Massachusetts, Staples operates over 1,400 stores located in the United States, Canada, the United Kingdom, France, Italy, Spain, Belgium, Germany, the Netherlands and Portugal. For the fiscal year ended February 1, 2003, Staples Inc. reported revenue of $11.6 billion and net income of $446 million. As of November 1, 2003, Staples Inc. reported total assets of $6.3 billion and stockholders’ equity of $3.4 billion.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Mercantile East Shopping Center Mortgage Loan is secured by a first mortgage on a 261,260 square foot anchored retail center completed in 2003 and located in Ladera Ranch, Orange County, California.

The Borrower:

•	The borrower, Mercantile East Ladera, LLC (the “Mercantile East Shopping Center Borrower”), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity.

•	Mercantile East, LLC, a Delaware limited liability company, owns 100% of the borrower as its sole member. The managing member of the Borrower (with no economic interest) is Rancho Mission Viejo, LLC. Mercantile East, LLC is 80% owned by DMB Ladera, LLC, a Delaware limited liability company, and 20% owned by Ladera Antonio Associates, a California general partnership. Both members of Mercantile East, LLC are also borrower principals for the Mercantile East Shopping Center Mortgage Loan.

•	DMB Ladera, LLC is owned by Ladera Development Company, LLC and DMB Consolidated Holdings, LLC. DMB Ladera was formed in late 1996 for the purpose of developing, operating, leasing and selling Ladera Ranch. Ladera Development Company is an affiliate of Rancho Mission Viejo, LLC, a land development company with a major Orange County portfolio totaling approximately 23,000 acres. O’Neill family descendants, members of the Moiso family, and other non-family individuals own Rancho Mission Viejo. DMB Consolidated Holdings, LLC is a Scottsdale, Arizona-based land development company and equity partner with Rancho Mission Viejo on certain projects, such as Ladera Ranch. DMB Consolidated Holdings’ owners are Drew Brown, Mark Sklar and Bennett Dorrance. Drew Brown, Mark Sklar and Bennett Dorrance have developed an 8,300-acre community in Scottsdale and are investors in other real estate projects in California, Utah and Arizona.

•	Ladera Antonio Associates is owned by Robert Best (70%), Peter Koetting (25%), and Mark Hulme (5%), all principals of Westar Associates. Robert T. Best and Peter J. Koetting founded Westar in 1980 with Mark D. Hulme joining the firm in 1991, after his nine years in commercial real estate lending at Wells Fargo and Chemical Bank. Headquartered in Costa Mesa, California, Westar Associates is engaged in the acquisition, development and management of neighborhood and community shopping centers. Since its inception, Westar Associates has developed or acquired 37 centers totaling more than 4.7 million square feet and valued in excess of $750 million.

The Property:

•	The collateral for the Mercantile East Shopping Center Mortgage Loan consists of the fee interest in a 13-building and 3 pad community shopping center totaling 261,260 net rentable square feet. The Mercantile East Shopping Center Mortgaged Property was completed in 2003 and is situated on a 23.3-acre site with 1,467 parking spaces at the southeast corner of the intersection of Antonio Parkway and Crown Valley Parkway in Ladera Ranch, Orange County, California.

•	The Mercantile East Shopping Center Borrower, at its sole cost and expense, is required to keep the Mercantile East Shopping Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

Property Management:

•	Westar Management, Inc., an affiliate of the Mercantile East Shopping Center Borrower, manages Mercantile East Shopping Center. Westar Associates specializes in neighborhood and community shopping centers in southern California. Westar Associates has developed and acquired 37 centers totaling more than 4.7 million square feet, valued in excess of $750 million.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Mezzanine financing shall be permitted starting in third year of the term of the Mercantile East Shopping Center Mortgage Loan provided that the combined loan amount (subject original loan amount plus mezzanine loan amount) does not result in a loan-to-value ratio greater than 64% or a debt service coverage ratio (based on the trailing 12-months) less than 1.45x. The Mercantile East Shopping Center mezzanine loan shall be co-terminus with, or longer than, the subject loan; secured by a pledge of the owners’ direct and indirect equity interests in the Mercantile East Shopping Center Borrower; provided by a qualified mezzanine lender (based on then current secondary market and rating agency criteria), and subject to an intercreditor agreement in form and substance acceptable to the first-mortgage lender and rating agencies. Written confirmation from the rating agencies that the Mercantile East Shopping Center mezzanine financing shall not result in a downgrade, withdrawal or qualification of the ratings assigned to any associated commercial mortgage-backed securities is also required.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Mercantile East Shopping Center
27482-27762 Antonio Parkway
Ladera Ranch, CA 92694
LOS ANGELES COUNTY
SAN BERNARDINO COUNTY
RIVERSIDE COUNTY
CLEVELAND NATIONAL FOREST
ORANGE COUNTY
SAN DIEGO COUNTY
PACIFIC OCEAN
Whittier
La Habra Heights
Chino Hills
Los Serranos
Downey
Santa Fe Springs
La Habra
Brea
La Mirada
Norwalk
Fullerton
Placentia
Yorba Linda
Corona
Artesia
Lakewood
Anaheim
Buena Park
Cypress
Disneyland
Villa Park
Los Alamitos
Orange
Garden Grove
Long Beach
Westminster
Tustin
Santa Ana
Seal Beach
Fountain Valley
Tustin MCAS
South Coast Plaza
John Wayne/OC Airport
Costa Mesa
Irvine
El Toro MCAS
El Toro
UCI
Huntington Beach
Rancho Santa Margarita
Mission Viejo
Newport Beach
Laguna Hills
Corona Del Mar
Aliso Viejo
Ladera Ranch
Laguna Beach
Laguna Niguel
San Juan Capistrano
Dana Point
San Clemente
Mission Viejo
Laguna Hills
Rancho Santa Margarita
O'Neill Regional Park
Mission Viejo Golf Course
Ladera Ranch
The Shops at Mission Viejo
MAP © 2003 CARTIFACT, LOS ANGELES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

DUNWOODY PLACE APARTMENTS

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Significant Mortgage Loans

DUNWOODY PLACE APARTMENTS

Loan Information

Original Principal Balance:	$32,744,498

First Payment Date:	December 1, 2003

Term/Amortization:	132/360 months

Interest Only Period:	24 months

Maturity Date:	November 1, 2014

Expected Maturity Balance:	$28,296,816

Borrowing Entity:	Dunwoody Place Apartments, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 129 payments Open: 3 payments

Up-Front Reserves:

Replacement Reserve:	$1,340,000

Tax/Insurance Reserve:	Yes

Ongoing Monthly Reserves:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$8,085(1)

Lockbox:	No

Financial Information

Cut-off Date Balance:	$32,744,498

Cut-off Date LTV:	68.7%

Maturity Date LTV:	59.4%

Underwritten DSCR*:	1.20x

Mortgage Rate:	5.780%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Multifamily

Property Sub-Type:	Garden Style

Location:	Atlanta, GA

Year Built/Renovated:	1999/NA

Units:	396

Cut-off Balance per Unit:	$82,688

Occupancy as of 9/29/03:	90.7%

Ownership Interest:	Fee

Property Management:	Lane Management Corporation

U/W Net Cash Flow:	$2,760,969

Appraised Value:	$47,650,000

(1)	Escrow to be established beginning September 1, 2006.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(6/30/03)	(12/31/02)

Effective Gross Income	$4,468,124	$4,845,868	$5,551,306

Total Expenses	$1,610,135	$2,356,016	$2,546,599

Net Operating Income (NOI)	$2,857,989	$2,489,852	$3,004,707

Cash Flow (CF)	$2,760,969	$2,409,462	$2,926,479

DSCR on NOI	1.24x	1.08x	1.31x

DSCR on CF	1.20x	1.05x	1.27x

	1 Bedroom	2 Bedroom	3 Bedroom

Number of Units	212	158	26

Average Rent	$904	$1,155	$1,506

Average Unit Size (SF)	943	1,266	1,682

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Information

The Loan:

•	The Dunwoody Place Apartments Mortgaged Loan is secured by a first mortgage on a 396-unit garden-style apartment community completed in 1999 and located in Atlanta, Georgia.

The Borrower:

•	The borrower, Dunwoody Place Apartments, L.P. (the “Dunwoody Place Apartments Borrower”) a Georgia limited partnership, is a single-purpose, bankruptcy-remote entity with a general partner having at least one independent director for which borrower’s legal counsel has delivered a non-consolidation opinion at loan closing.

•	Dunwoody Place Holdings, L.P., a Georgia limited partnership, owns 99.5% of the Dunwoody Place Apartments Borrower as its Limited Partner, while Dunwoody Place General Partner, LLC, a Delaware limited liability company, owns 0.5% of the Dunwoody Place Apartments Borrower as its general partner. Dunwoody Place Holdings, L.P. is 90% owned by CMS Private REIT Master Subpartnership, L.P., a Delaware limited partnership, and 10% owned by Dunwoody Place GP, LLC, a Georgia limited liability company. CMS Private REIT-Sub GenPar, LLC, a Delaware limited liability company, is a Special General Partner of Dunwoody Place Holdings, L.P. with no economic interest.

•	The borrower sponsor for the Dunwoody Place Apartments Mortgage Loan is George H. Lane III, founder of Lane Company. Dunwoody Place GP, LLC is a Lane Company-controlled entity. Lane Company was started in 1974 and its subsidiaries include: Lane Management Corporation, Lane Investment and Development Corporation, Lane Realty Construction Corporation, Lane Asset Management Corporation, Condo Lane, Inc. and Lane Affordable Housing Corporation. Lane Management Corporation has developed more than 11,000 apartment units and condominium homes at a cost of more than $1 billion. It has built more than 70 properties including apartments, condos, hotels and senior living communities totaling over $600 million. It has sold more than 4,000 condominiums for a total of approximately $250 million. CMS Private REIT has been a Lane Company equity partner since 1994. CMS Private REIT is a money management firm headquartered in Philadelphia. CMS Private REIT owns over 20,000 multifamily units either directly or through joint ventures with firms like Lane Company.

The Property:

•	The collateral for the loan consists of the fee interest in a 396-unit, garden-style apartment complex consisting of 15 three- and four-story apartment buildings and 443,666 net rentable square feet and an additional one-story building housing a clubhouse/ leasing office. Built in 1999, the Dunwoody Place Apartments Mortgaged Property is situated on 17.9 acres in the Atlanta suburb of Dunwoody. The Dunwoody Place Apartments Mortgaged Property has 697 parking spaces (1.8 spaces/unit), including 30 attached and 17 detached spaces located in a two-level parking garage and 650 open surface/ garage spaces. Project amenities for this gated community include a clubhouse with business center, library/ computer room, a fitness center, pool, two lighted tennis courts and a picnic area. The Dunwoody Place Apartments Mortgaged Property is located with direct access to the North Springs MARTA commuter subway station.

•	The Dunwoody Place Apartments Borrower, at its sole cost and expense, is required to keep the Dunwoody Place Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Dunwoody Place Apartments loan documents do not specifically require the Dunwoody Place Apartments Borrower to obtain terrorism insurance.

Property Management:

•	Lane Management Corporation, an affiliate of the Dunwoody Place Apartments Borrower, manages the Dunwoody Place Apartments Mortgaged Property. Headquartered in Atlanta, Georgia, the Lane Management Corporation has over 30 years of multifamily property management experience and currently manages approximately 30,000 units mainly in the Southeast (Georgia, Alabama, North Carolina, South Carolina, Florida, Virginia and Tennessee) as well as in Texas, Connecticut and Mississippi. Lane Management Corporation manages approximately 15,000 units located in the Atlanta market. The company employs approximately 1,200 people nationally, with 100 employees located in the Atlanta corporate office.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Current Mezzanine or Subordinate Indebtedness:

•	None.

Future Mezzanine or Subordinate Indebtedness:

•	Not allowed.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Dunwoody Place Apartments
6850 Peachtree Dunwoody Road
Atlanta, GA 30328
Berkeley Lake
Dunwoody
Norcross
Chattahoochee Plantation
Marietta
Sandy Springs
Doraville
Dobbins Air Force Base
Chamblee
Smyrna
Brookhaven
Tucker
Vinings
Buckhead
Oakdale
Clarkston
ATLANTA
Emory University
Virginia Highland
Druid Hills
Scottdale
Midtown
Center Hill
Avondale Estates
Decatur
Belvedere
Mechanicsville
Adams Park
Lakewood Fwy
East Point
College Park
Hapeville
Hartsfield Atlanta International Airport
Forest Park
Dunwoody
Perimeter Mall

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2004-1

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. The mortgage pool contains two sets of cross-collateralized and cross-defaulted Mortgage Loans (the Mortgage Loans in each set are cross-collateralized and cross-defaulted with the other Mortgage Loans in that set only). Such Mortgage Loans collectively represent 0.9% of the Initial Pool Balance (1.2% of the Group 1 Balance), and are referred to as the “Cross-Collateralized Mortgage Loans.” Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements.

-	Ground Leases. Twelve Mortgaged Properties, which represent approximately 14.6% of the Initial Pool Balance (18.8% of the Group 1 Balance), are secured, in whole or in part, by a Mortgage on the applicable borrower’s leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

-	Subordinate Financing. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. Certain exceptions are noted below and described in the prospectus supplement. Two Mortgage Loans, representing 1.6% of the Initial Pool Balance (2.0% of the Group 1 Balance), have existing unsecured debt, and 4 Mortgage Loans, representing 2.3% of the Initial Pool Balance (2.2% of the Group 1 Balance and 2.5% of the Group 2 Balance), permit additional unsecured debt. In addition, 2 Mortgage Loans, representing 8.1% of the Initial Pool Balance (10.2% of the Group 1 Balance and 1.0% of the Group 2 Balance), have existing secured debt and 2 Mortgage Loans, representing 0.9% of the Initial Pool Balance (1.2% of the Group 1 Balance), permit future subordinate debt secured by the Mortgaged Property subject to certain conditions. In addition, 20 of the Mortgage Loans, representing 9.1% of the Initial Pool Balance (8.8% of the Group 1 Balance and 10.0% of the Group 2 Balance), permit the members of the related borrower to incur mezzanine debt under the circumstances set forth in the related loan agreement. Two Mortgage Loans, representing 8.6% of the Initial Pool Balance (10.2% of the Group 1 Balance and 3.2% of the Group 2 Balance), have existing mezzanine debt. See the individual loan descriptions under the heading “Description of the Mortgage Pool” in the prospectus supplement for further information regarding additional indebtedness relating to significant mortgage loans, as well as the information under “Description of the Mortgage Pool — Additional Mortgage Loans — Subordinate Financing” in the prospectus supplement. See also “Risk Factors — Risks Related to the Mortgage Loans — Subordinate Financing May Make Recovery Difficult in the Event of Loss” of the prospectus supplement.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.